            As filed with the U.S. Securities and Exchange Commission
                              on December 30, 1997


                        Securities Act File No. 333-00533
                    Investment Company Act File No. 811-07517

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [x]
                         Pre-Effective Amendment No. [ ]
                       Post-Effective Amendment No. 4 [x]
                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [x]
                               Amendment No. 5 [x]
                        (Check appropriate box or boxes)
                       Warburg, Pincus Balanced Fund, Inc.

 ...............................................................................
               (Exact Name of Registrant as Specified in Charter)
                              466 Lexington Avenue
                          New York, New York 10017-3147
            ........................................ ................
               (Address of Principal Executive Office) (Zip Code)
               Registrant's Telephone Number, including Area Code:
                                 (212) 878-0600
                               Mr. Eugene P. Grace
                       Warburg, Pincus Balanced Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3147
                    .........................................
                     (Name and Address of Agent for Service)

                                    Copy to:

                             Rose F. DiMartino, Esq.
                            Willkie Farr & Gallagher
                               One Citicorp Center
                              153 East 53rd Street
                          New York, New York 10022-4677

  It is proposed that this filing will become effective (check appropriate box)

            [x] immediately upon filing pursuant to paragraph (b)
            [ ] on __________, 1997 pursuant to paragraph (b)
            [ ]   ____ 60 days after filing pursuant to paragraph (a)(1)
            [ ] ______ pursuant to paragraph (a)(1)
            [ ] days after filing  pursuant to paragraph (a)(2)
            [ ] _____ pursuant to paragraph (a)(2) of rule 485

         If appropriate, check following box:

            [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                   WARBURG, PINCUS GROWTH & INCOME FUND, INC.

                                    FORM N-1A

                              CROSS REFERENCE SHEET



Part A                                                Heading for the Common Shares
Item No.                                              and the Advisor Shares Prospectuses
--------                                              -----------------------------------

1.        Cover Page..............................    Cover Page

2.        Synopsis................................    The Funds' Expenses

3.        Condensed Financial Information.........    Financial Highlights

4.        General Description of Registrant.......    Cover Page; Investment Objectives and Policies; Portfolio
                                                      Investments; Risk Factors and Special Considerations; Certain
                                                      Investment Strategies; Investment Guidelines;  General Information

5.        Management of the Fund..................    Management of the Funds

6.        Capital Stock and Other Securities......    General Information

7.        Purchase of Securities Being Offered....    How to Open an Account; How to Purchase Shares; Net Asset Value

8.        Redemption or Repurchase................    How to Redeem and Exchange Shares

9.        Legal Proceedings.......................    Not applicable


Part B                                                Heading for the Statement of
Item No.                                              Additional Information
--------                                              ----------------------------

10.       Cover Page..............................    Cover Page

11.       Table of Contents.......................    Contents

12.       General Information and History.........    Management of the Fund;
                                                      Notes to Financial Statements; See
                                                      Prospectuses--"General Information"



13.       Investment Objectives and Policies......    Investment Objectives; Investment Policies

14.       Management of the Registrant............    Management of the Fund; See Prospectuses--"Management of the Fund"

15.       Control Persons and Principal Holders
          of Securities...........................    Management of the Fund; Miscellaneous; See Prospectuses--"General
                                                      Information"

16.       Investment Advisory and Other Services..    Management of the Fund; See Prospectuses--"Management of the
                                                      Fund" and "Shareholder Servicing"

17.       Brokerage Allocation....................    Investment Policies; See Prospectuses--"Portfolio Transactions
                                                      and Turnover Rate"

18.       Capital Stock and Other Securities......    Management of the Fund--Organization of the Fund; See
                                                      Prospectuses--"General Information"

19.       Purchase, Redemption and Pricing of
          Securities Being Offered.................   Additional Purchase and Redemption Information; See
                                                      Prospectuses--"How to Open an Account," "How to Purchase Shares,"
                                                      "How to Redeem and Exchange Shares" and "Net Asset Value"

20.       Tax Status..............................    Additional Information Concerning Taxes; See
                                                      Prospectuses--"Dividends, Distributions and Taxes"




1.        Underwriters............................    Investment Policies--Portfolio Transactions; See
                                                      Prospectuses--"Management of the Fund" and "Shareholder Servicing"

2.        Calculation of Performance Data.........    Determination of Performance

3.        Financial Statements....................    Financial Highlights; Financial Statements


         Part C

                   Information required to be included in Part C is set forth after the appropriate item, so numbered, in Part C to this Registration Statement.

                                   PROSPECTUS


                               December 30, 1997


                                 WARBURG PINCUS
                              GROWTH & INCOME FUND

                                       -

                                 WARBURG PINCUS
                                 BALANCED FUND

                                      LOGO

PROSPECTUS                                                     December 30, 1997


Warburg Pincus Funds are a family of open-end mutual funds that offer investors a variety of investment opportunities. Two funds are described in this
Prospectus:

WARBURG PINCUS GROWTH & INCOME FUND seeks long-term growth of capital and income and a reasonable current return by investing primarily in equity securities.

WARBURG PINCUS BALANCED FUND seeks maximum total return through a combination of long-term growth of capital and current income consistent with preservation of capital by investing in a diversified portfolio of equity and debt investments managed using a multi-manager approach.

NO LOAD CLASS OF COMMON SHARES
--------------------------------------------------------------------------------

Each Fund offers two classes of shares, one of which, the Common Shares, is offered by this Prospectus (i) directly from the Funds' distributor, Counsellors Securities Inc., and (ii) through various brokerage firms including Charles Schwab & Company, Inc. Mutual Fund OneSource(TM) Program; Fidelity Brokerage Services, Inc. FundsNetwork(TM) Program; Jack White & Company, Inc.; and Waterhouse Securities, Inc.


This Prospectus briefly sets forth certain information about the Funds that investors should know before investing. Investors are advised to read this Prospectus carefully and retain it for future reference. Additional information about each Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Funds. The Statement of Additional Information is also available upon request and without charge by calling Warburg Pincus Funds at (800) 927-2874. Information regarding the status of shareholder accounts may also be obtained by calling Warburg Pincus Funds at the same number. Warburg Pincus Funds maintain a Web site at www.warburg.com. The Statements of Additional Information relating to the Funds, as amended or supplemented from time to time, bear the same date as this Prospectus and are incorporated by reference in their entirety into this Prospectus.


LOW MINIMUM INVESTMENT
--------------------------------------------------------------------------------

The minimum initial investment in each Fund is $1,000 ($500 for an IRA or Uniform Transfers/Gifts to Minors Act account) and the minimum subsequent investment is $100. Through the Automatic Monthly Investment Plan, subsequent investment minimums may be as low as $50. See "How to Purchase Shares."

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE FUNDS' EXPENSES
--------------------------------------------------------------------------------
  Warburg Pincus Growth & Income Fund and Warburg Pincus Balanced Fund (each a "Fund" and together, the "Funds") currently offer two separate classes of shares: Common Shares and Advisor Shares. For a description of Advisor Shares see "General Information." Common Shares of the Balanced Fund pay the Fund's distributor a 12b-1 fee. See "Management of the Funds -- Distributor."


                                                                    Growth &
                                                                     Income        Balanced
                                                                      Fund           Fund
                                                                    --------       --------
Shareholder Transaction Expenses:
    Maximum Sales Load Imposed on Purchases
      (as a percentage of offering price)........................        0              0
Annual Fund Operating Expenses:
  (as a percentage of average net assets)
    Management Fees (after fee waivers)..........................      .25%           .37%+
    12b-1 Fees...................................................      .00%           .25%
    Other Expenses (after expense reimbursements)................      .93%           .73%+
                                                                     -----          -----
    Total Fund Operating Expenses (after fee waivers and expense
      reimbursements)............................................     1.18%          1.35%+
EXAMPLE
  You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
   1 year........................................................     $ 12           $ 14
   3 years.......................................................     $ 37           $ 43
   5 years.......................................................     $ 65           $ 74
  10 years.......................................................     $143           $162


--------------------------------------------------------------------------------

+ Absent the waiver of fees by the Funds' investment adviser and co-administrator, Management Fees for the Balanced Fund would equal .90%, Other Expenses would equal .88%, and Total Fund Operating Expenses would equal 2.03%.


                          ---------------------------
  The expense table shows the costs and expenses that an investor will bear directly or indirectly as a Common Shareholder of each Fund. Certain broker-dealers and financial institutions also may charge their clients fees in connection with investments in a Fund's Common Shares, which fees are not reflected in the table. The Example should not be considered a representation of past or future expenses; actual Fund expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, each Fund's actual performance will vary and may result in a return greater or less than 5%. Long-term shareholders of the Balanced Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. (the "NASD").

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


  The tables below set forth certain information concerning the investment results of the Common Shares of the Warburg Pincus Growth & Income and Balanced Funds (formerly investment portfolios of The RBB Fund, Inc. (the "RBB Fund")) for the periods indicated. The financial data included in this table for the fiscal years ended August 31, 1996 and 1997 and for the two months ended October 31, 1997 has been audited by Coopers & Lybrand L.L.P., independent accountants, whose report dated December 19, 1997 is incorporated by reference to the Statements of Additional Information. The financial data for each period through 1995 relates solely to the Common Shares of the Funds as investment portfolios of the RBB Fund and the financial data for each of the years ended August 31, 1992 through 1995 is a part of the RBB Fund's financial statements, which have also been audited by Coopers & Lybrand L.L.P., the RBB Fund's independent accountants. The financial data for the Funds for the years ended August 31, 1991 and 1990 and the period ended August 31, 1989 is part of previous financial statements also audited by Coopers & Lybrand L.L.P. Further information about the performance of the Funds is contained in the Funds' annual report for the period ended October 31, 1997, copies of which may be obtained without charge by calling Warburg Pincus Funds at (800) 927-2874.


WARBURG PINCUS GROWTH & INCOME FUND
                    For the Two                               For the Years Ended August 31,
                    Months Ended      -------------------------------------------------------------------------------
                  October 31, 1997          1997                 1996                 1995                 1994
                  ----------------    ----------------     ----------------     ----------------     ----------------
Net asset value,
 beginning of
 period...........     $  18.44                $ 14.90              $ 16.40              $ 14.56              $ 16.72
                      --------                --------             --------           ----------             --------
 Income from
  Investment
  Operations:
 Net investment
  income..........       0.0239                 0.1393               0.1116               0.2224               0.0785
 Net gains
  (losses) on
  securities (both
  realized and
  unrealized).....       0.1383                 3.5352              (0.6633)              1.9834               1.8151
                      --------                --------             --------           ----------             --------
 Total from
  investment
  operations......       0.1622                 3.6745              (0.5517)              2.2058               1.8936
                      --------                --------             --------           ----------             --------
 Less
  Distributions:
 Dividends (from
  net investment
  income).........      (0.0391)               (0.1332)             (0.1350)             (0.1824)             (0.0785)
 Distributions
  (from capital
  gains)..........           --                     --              (0.8133)             (0.1834)             (3.9751)
                      --------                --------             --------           ----------             --------
 Total
  distributions...      (0.0391)               (0.1332)             (0.9483)             (0.3658)             (4.0536)
                      --------                --------             --------           ----------             --------
Net asset value,
 end of period....     $  18.56                $ 18.44              $ 14.90              $ 16.40              $ 14.56
                      ========                ========             ========           ==========             ========
Total Returns.....         0.85%(c)              24.78%               (3.54)%              15.62%               14.41%
Ratios/Supplemental
 Data:
 Net assets, end
  of period
  (000)...........     $608,205               $601,159             $727,627           $1,038,193             $410,658


 Ratios of
  operating
  expenses to
  average net
  assets..........         1.18%(b)(d)             1.15(d)             1.21%(d)             1.22%                1.28%

 Ratios of net
  investment
  income to
  average net
  assets..........          .75%(b)               .80%                  .69%                1.64%                .41%
Portfolio turnover
 rate.............           19%(c)               148%                   94%                 109%                 150%

Average commission
 rate.............       $0.0600(f)             $0.0587(f)           $0.0596(f)               N/A                  N/A

                                                                                                       For the
                                                                                                       Period
                                                                                                     October 6,
                                                                                                        1988
                                                                                                    (Commencement
                                                                                                         of
WARBURG PINCUS GRO                                                                                   Operations)
                                                                                                         to
                                                                                                     August 31,
                          1993                 1992                 1991                 1990           1989
                    ----------------     ----------------     ----------------     ---------------- -------------
Net asset value,
 beginning of
 period...........      $      11.99         $      12.11         $      11.00         $      11.53    $ 10.00
                             -------              -------              -------               ------     ------
 Income from
  Investment
  Operations:
 Net investment
  income..........            0.0464               0.1912               0.3744               0.3574     0.3876
 Net gains
  (losses) on
  securities (both
  realized and
  unrealized).....            4.8499               0.0402               1.6891              (0.1856)     1.4225
                             -------              -------              -------               ------     ------
 Total from
  investment
  operations......            4.8963               0.2314               2.0635               0.1718     1.8101
                             -------              -------              -------               ------     ------
 Less
  Distributions:
 Dividends (from
  net investment
  income).........           (0.0875)             (0.1871)             (0.4043)             (0.3951)    (0.2833)
 Distributions
  (from capital
  gains)..........           (0.0788)             (0.1643)             (0.5492)             (0.3067)         --
                             -------              -------              -------               ------     ------
 Total
  distributions...           (0.1663)             (0.3514)             (0.9535)             (0.7018)    (0.2833)
                             -------              -------              -------               ------     ------
Net asset value,
 end of period....      $      16.72         $      11.99         $      12.11         $      11.00    $ 11.53
                             =======              =======              =======               ======     ======
Total Returns.....             41.17%(e)             1.99%(e)            19.91%(e)             1.48%(e)      18.48%(c)(e)
Ratios/Supplementa
 Data:
 Net assets, end
  of period
  (000)...........           $60,689              $28,976              $24,726               $1,396     $1,150
 Ratios of
  operating
  expenses to
  average net
  assets..........               1.14%               1.25%(a)             1.30%(a)             1.40%(a)       1.40%(a)(b)

 Ratios of net
  investment
  income to
  average net
  assets..........               .30%                1.66%                3.42%                3.32%       4.32%(b)
Portfolio turnover
 rate.............              344%                  175%                  41%                  98%        111%(c)
Average commission
 rate.............               N/A                  N/A                  N/A                  N/A        N/A


--------------------------------------------------------------------------------

(a) Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Warburg Pincus Growth & Income Fund would have been 1.28%, 2.17% and 3.81% for the years ended August 31, 1992, 1991 and 1990, respectively, and 2.82% annualized for the period ended August 31, 1989.

(b) Annualized.
(c)  Non-annualized.

(d) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Fund's net expense ratio.

(e) Sales load not reflected in total return. The sales load was eliminated effective July 29, 1993.

(f) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. The Average Commission Rate is not required for fiscal periods beginning before September 1, 1995.

WARBURG PINCUS BALANCED FUND

                        For the Two                                For the Years Ended August 31,
                        Months Ended       -------------------------------------------------------------------------------
                      October 31, 1997           1997                 1996                 1995                 1994
                      ----------------     ----------------     ----------------     ----------------     ----------------
Net asset value,
 beginning of
 period...............     $  14.24                 $ 11.94              $ 11.12         $      11.01         $      11.71
                           -------                  -------              -------               ------                 ----
 Income from
  Investment
  Operations:
 Net investment
  income..............       0.0348                  0.2275               0.1573               0.2080               0.4132
 Net gains (losses) on
  securities (both
  realized and
  unrealized).........       0.1521                  2.4649               0.9389               1.7225               0.3248
                           -------                  -------              -------               ------                 ----
 Total from investment
  operations..........       0.1869                  2.6924               1.0962               1.9305               0.7380
                           -------                  -------              -------               ------                 ----
 Less Distributions:
 Dividends (from net
  investment
  income).............      (0.0468)                (0.2429)             (0.1300)             (0.3136)             (0.4586)
 Distributions (from
  capital gains)......           --                 (0.1511)             (0.1462)             (1.5069)             (0.9794)
                           -------                  -------              -------               ------                 ----
 Total
  distributions.......      (0.0468)                (0.3940)             (0.2762)             (1.8205)             (1.4380)
                           -------                  -------              -------               ------                 ----
Net asset value, end
 of period............     $  14.38                 $ 14.24              $ 11.94         $      11.12         $      11.01
                           =======                  =======              =======               ======                 ====
Total Returns.........         1.30%(c)               23.03%                9.99%               21.56%                6.86%(e)
Ratios/Supplemental
 Data:
 Net assets, end of
  period (000)........      $38,294                 $38,926              $30,853               $5,342                 $808
 Ratios of operating
  expenses to average
  net assets..........         1.35%(a)(b)(d)             1.35%(d)             1.53%(a)(d)       1.53%(a)              %0(a)

 Ratios of net
  investment income to
  average net
  assets..............         1.38%(b)                1.76%                1.66%                2.30%                3.76%

Portfolio turnover
 rate.................           15%(c)                120%                 108%                 107%                  32%
Average commission
 rate.................     $   0.0430(f)             $0.0400(f)          $0.0453(f)               N/A                  N/A

                                                                                                             For the
                                                                                                             Period
                                                                                                           October 6,
                                                                                                              1988
                                                                                                          (Commencement
                                                                                                               of
                                                                                                           Operations)
                                                                                                               to
                                                                                                           August 31,
                              1993                 1992                 1991                 1990             1989
                        ----------------     ----------------     ----------------     ----------------   -------------
Net asset value,
 beginning of
 period...............      $      12.04         $      12.05         $      10.60         $      11.32      $ 10.00
                                    ----               ------               ------               ------       ------
 Income from
  Investment
  Operations:
 Net investment
  income..............            0.5555               0.4408               0.4213               0.4080       0.4371
 Net gains (losses) on
  securities (both
  realized and
  unrealized).........            1.1253               0.5155               1.7196              (0.2785)      1.2239
                                    ----               ------               ------               ------       ------
 Total from investment
  operations..........            1.6808               0.9563               2.1409               0.1295       1.6610
                                    ----               ------               ------               ------       ------
 Less Distributions:
 Dividends (from net
  investment
  income).............           (0.5412)             (0.3713)             (0.4128)             (0.4296)     (0.3419)
 Distributions (from
  capital gains)......           (1.4696)             (0.5950)             (0.2781)             (0.4199)          --
                                    ----               ------               ------               ------       ------
 Total
  distributions.......           (2.0108)             (0.9663)             (0.6909)             (0.8495)     (0.3419)
                                    ----               ------               ------               ------       ------
Net asset value, end
 of period............      $      11.71         $      12.04         $      12.05         $      10.60      $ 11.32
                                    ====               ======               ======               ======       ======
Total Returns.........             15.27%(e)             8.07%(e)            21.18%(e)             1.09%(e)      17.03%(c)(e)

Ratios/Supplemental
 Data:
 Net assets, end of
  period (000)........              $762               $1,026               $1,290               $1,373       $1,128
 Ratios of operating
  expenses to average
  net assets..........              %0(a)               0.67%(a)             1.40%(a)             1.40%(a)       1.40%(a)(b)

 Ratios of net
  investment income to
  average net
  assets..............              4.13%                3.68%                3.58%                3.80%        4.90%(b)
Portfolio turnover
 rate.................                30%                  93%                  76%                  95%           35%(c)
Average commission
 rate.................               N/A                  N/A                  N/A                  N/A          N/A


--------------------------------------------------------------------------------

(a) Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Warburg Pincus Balanced Fund would have been 2.03% (annualized) for the two months ended October 31, 1997 and 1.90%, 2.43%, 6.04%, 5.46%, 5.37%, 3.88%, 3.89% and 3.76% for the years ended
    August 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991 and 1990, respectively, and 2.83% (annualized) for the period ended August 31, 1989.

(b) Annualized.
(c)  Non-annualized.

(d) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Fund's net expense ratio.

(e) Sales load not reflected in total return. The sales load was eliminated effective August 31, 1994.
(f) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
  Each Fund's investment objective(s) and policies are non-fundamental policies and may be changed by the Fund's Board of Directors (the "Board") without first obtaining the approval of a majority of the outstanding shares of that Fund. Any changes may result in the Fund having investment objectives different from those an investor may have considered at the time of investment. Any investment involves risk and, therefore, there can be no assurance that any Fund will achieve its investment objective. See "Portfolio Investments" and "Certain Investment Strategies" for descriptions of certain types of investments the Funds may make.

GROWTH & INCOME FUND
  The Growth & Income Fund's investment objectives are to seek long-term growth of capital and income and a reasonable current return. The Fund is a diversified management investment company that pursues its objectives by investing primarily in equity securities. The policy of the Fund is to invest, under normal market conditions, substantially all of its assets in equity securities that Warburg Pincus Asset Management, Inc., the Funds' investment adviser ("Warburg"), considers to be relatively undervalued. Warburg will determine whether a company is undervalued based upon research and analysis, taking into account, among other factors, price/earnings ratio, price/book ratio, price/cash flow ratio, earnings growth, debt/capital ratio and multiples of earnings of comparable securities. Other relevant factors, including a company's asset value, franchise value and quality of management, will also be considered. These factors are not applied to prospective investments in a mechanical way; rather, Warburg analyzes each security individually, taking all relevant factors into account. Equity securities include common stocks, securities which are convertible into common stocks and readily marketable securities, such as rights and warrants, which derive their value from common stock.
  The Fund may hold securities of any size, but currently expects to focus on companies with market capitalizations of $1 billion or greater at the time of initial purchase. The Fund seeks to achieve its income objective by investing in dividend-paying equity securities. The amount of income generated from the Fund will fluctuate, and investments in common stock in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.
  The Fund may invest up to 20% of its total assets in securities of foreign issuers and may hold from time to time various foreign currencies pending investment in foreign securities or conversion into U.S. dollars. The Fund may also purchase without limitation dollar-denominated American Depository Receipts ("ADRs"). ADRs are issued by domestic banks and evidence ownership of underlying foreign securities.

BALANCED FUND
  The Balanced Fund's investment objective is to seek to maximize total return through a combination of long-term growth of capital and current income consistent with preservation of capital. The Fund is a diversified management investment company that pursues its objective through a policy of diversified investment in common stocks, convertible and non-convertible preferred stocks and debt securities, such as corporate, U.S. government, municipal, bank and commercial obligations and asset-backed and mortgage-backed securities. At all times, the Fund will have a minimum of 25% of its assets in equity securities and a minimum of 25% in fixed income securities. The Fund may invest up to 15% of its total assets in securities of foreign issuers. Compliance with these percentage requirements may limit the ability of the Fund to maximize total return. With respect to convertible senior securities, only that portion of the value of such securities attributable to their fixed income characteristics will be used for purposes of determining the percentage of the assets of the Fund that are invested in fixed income securities. The actual percentage of assets invested in equity and fixed income securities will vary from time to time, depending on the judgment of Warburg, as to general market and economic conditions, trends and yields and interest rates and changes in fiscal and monetary policies.

  The Fund will be managed by a team of managers of Warburg. One Manager is designated as the overall portfolio strategist and is responsible for determining the portion of the Fund allocated between equity and fixed income securities and the allocation among the various equity sectors. See "Management of the Funds -- Portfolio Managers" for information about the portfolio managers.

  EQUITY INVESTMENT. Each of the equity portfolio managers will manage an allocated portion of the equity holdings of the Fund. Each manager will manage his/her portion with a different investment emphasis or approach, but in each case consistent with the overall objective of long-term growth of capital for the Balanced Fund's equity portion.

  The three sectors in the equity portion are:


  U.S. Small Company Sector invests primarily in common stocks and warrants of small capitalization and emerging growth U.S. companies that represent attractive opportunities for maximum capital appreciation. Emerging growth companies are small- and medium-sized companies that have passed their start-up phase and that show positive earnings and prospects for achieving significant profit and gain in a relatively short period of time. Small capitalization companies may be purchased for their growth potential or because Warburg believes they are undervalued.

  U.S. Large Company Sector invests primarily in a diversified portfolio of common stocks, warrants and convertible securities of "large capitalization" U.S. companies, i.e., companies having stock market capitalizations of $1 billion or greater at the time of initial purchase.
  International Equity Sector invests primarily in a broadly diversified portfolio of equity securities of companies that, wherever organized, have their princi-pal business activities and interests outside the United States. The international equity managers intend to invest principally in the securities of financially strong companies with opportunities for growth within growing international economies and markets through increased earnings power and improved utilization or recognition of assets. Investments may be made in equity securities of companies of any size, whether traded on or off a national securities exchange.
  FIXED INCOME INVESTMENT. The fixed income portion invests primarily in debt instruments such as corporate, U.S. government, municipal, bank and commercial obligations and asset-backed and mortgage-backed securities.

  PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
 DEBT SECURITIES. The Growth & Income and Balanced Funds may each invest in debt securities and preferred stocks. When Warburg believes that a defensive posture is warranted, a Fund may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements. Debt obligations of corporations in which the Funds may invest include corporate bonds, debentures, debentures convertible into common stocks and notes. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. The market value of debt obligations may be expected to vary depending upon, among other factors, interest rates, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

  Up to 10% of a Fund's net assets may be invested in debt securities rated below investment grade, including convertible debt securities. A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") or, if unrated, is determined to be of comparable quality by Warburg. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. A Fund's holdings of debt securities rated below investment grade (commonly referred to as "junk bonds") may be rated as low as C by Moody's or D by S&P at the time of purchase, or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's comprise the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date. In selecting debt securities for a Fund, Warburg will review and monitor the creditworthiness of each issuer and issue, in addition to relying on ratings assigned by Moody's or S&P. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether a Fund should continue to hold the securities.

  Among the types of debt securities in which a Fund may invest are asset-backed and mortgage-backed securities.


  Asset-backed securities are collateralized by interests in pools of consumer loans, with interest and principal payments ultimately depending on payments in respect of the underlying loans by individuals (or a financial institution providing credit enhancement). Because market experience in these securities is limited, the market's ability to sustain liquidity through all phases of the market cycle has not been tested. In addition, there is no assurance that the security interest in the collateral can be realized. The remaining maturity of any asset-backed security a Fund invests in will be 397 days or less. A Fund may purchase asset-backed securities that are unrated.


  Mortgage-backed securities are collateralized by mortgages or interests in mortgages and may be issued by government or non-government entities. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. The value of mortgage-backed securities may change due to shifts in the market's perceptions of issuers, and regulatory or tax changes may adversely affect the mortgage securities market as a whole. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns.

  U.S. GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which a Fund may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds).
  MONEY MARKET OBLIGATIONS. Each Fund is authorized to invest, under normal market conditions, up to 20% of its assets in domestic and foreign short-term (one year or less remaining to maturity) money market obligations. Money market instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities;

bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.
  Repurchase Agreements. Each Fund may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. Warburg, acting under the supervision of each Fund's Board, monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the "1940 Act").

  Money Market Mutual Funds. Where Warburg believes that it would be beneficial to a Fund and appropriate considering the factors of return and liquidity, a Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund or Warburg. As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.

  CONVERTIBLE SECURITIES. Convertible securities in which a Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underly-ing common stock. Up to 10% of a Fund's net assets may be invested in convertible securities rated below investment grade at the time of purchase (as low as C by Moody's or D by S&P) or deemed by Warburg to be of equivalent quality. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Fund should continue to hold the securities.


  WARRANTS. A Fund may invest up to 15% of its total assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period.



RISK FACTORS AND SPECIAL CONSIDERATIONS

--------------------------------------------------------------------------------

  Investing in securities is subject to the inherent risk of fluctuations in the prices of such securities. For certain additional risks relating to each Fund's investments, see "Portfolio Investments" beginning at page 7 and "Certain Investment Strategies" beginning at page 12.

  NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. Each Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). An investment in Rule 144A Securities will be considered illiquid and therefore subject to each Fund's limitation on the purchase of illiquid securities, unless the Fund's Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Boards will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of each Fund will carefully monitor any investments by the Fund in Rule 144A Securities. The Boards may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for any determination regarding liquidity.
  Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. A Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

  BELOW INVESTMENT GRADE SECURITIES. Medium- and lower-rated debt securities and comparable unrated securities (commonly referred to as "junk bonds") (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by such issuers is significantly greater because medium-and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

  The market value of securities in these ratings categories is more volatile than that of higher quality securities. In addition, a Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. The lack of a liquid secondary market for certain securities may have an adverse impact on the Funds' ability to dispose of particular issues and may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Funds and calculating their respective net asset values.
  For a complete description of rating systems of Moody's and S&P, see the appendix to the Statement of Additional Information for each Fund.
  WARRANTS. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

BALANCED FUND
  EMERGING GROWTH AND SMALL COMPANIES. Investing in securities of emerging growth and small- and medium-sized companies may involve greater risks, since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general. Because small- and medium-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small- and medium-sized companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small- and medium-sized companies than for larger, more established ones. Although investing in securities of emerging growth companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, the Balanced Fund's U.S. Small Company Sector may involve a greater degree of risk than investment in better-known, larger companies.

PORTFOLIO TRANSACTIONS AND TURNOVER RATE
--------------------------------------------------------------------------------
  A Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the relevant Fund. A Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in dealer markups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. The Balanced Fund's portfolio turnover policy is the same for both the common stock and non-common stock portions of its portfolio. See "Dividends, Distributions and Taxes -- Taxes" below and "Investment Policies -- Portfolio Transactions" in each Fund's Statement of Additional Information.
  All orders for transactions in securities or options on behalf of a Fund are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Funds' distributor ("Counsellors Securities"). A Fund may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Fund's Board.

CERTAIN INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
  Although there is no current intention of doing so during the coming year, each Fund is authorized to engage in the following investment strategies: (i) lending portfolio securities and (ii) entering into reverse repurchase agreements. Detailed information concerning each Fund's strategies and related risks is contained below and in the Fund's Statement of Additional Information.

STRATEGIES AVAILABLE TO BOTH FUNDS
  FOREIGN SECURITIES. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in U.S. investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.
  DEPOSITARY RECEIPTS. Certain of the above risks may be involved with ADRs, European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), instruments that evidence ownership in underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe, and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies.
  STRATEGIC AND OTHER TRANSACTIONS. At the discretion of Warburg, a Fund may, but is not required to, engage in a number of strategies involving options, futures and forward currency contracts. These strategies, commonly referred to as "derivatives," may be used (i) for the purpose of hedging against a decline in value of a Fund's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or
(iii) except with respect to currency exchange transactions, to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE A FUND'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect a Fund's net asset value and performance. Therefore, an investment in a Fund may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. The Funds' use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and other applicable regulatory authorities.
  Securities and Stock Index Options. Each Fund may write covered call options and put options and purchase put and call options on securities and stock indexes and will realize fees (referred to as "premiums") for granting the rights evidenced by the options. Such options may be traded on an exchange or may trade over-the-counter ("OTC"). The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option on a security has the right to purchase the underlying security from the writer. A stock index measures the movement of a certain group of stocks by assigning relative values to the stocks included in the index.
  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.
  Futures Contracts and Related Options. Each Fund may enter into foreign currency, interest rate and stock index futures contracts and purchase and write
(sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of an interest rate sensitive security or, in the case of index futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified interest rate or index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.
  Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of a Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although the Funds are limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

  Currency Exchange Transactions. A Fund will conduct its currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.

  Hedging Considerations. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options and futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. A Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to correctly predict movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.
  Additional Considerations. To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out an option or futures position without incurring substantial losses, if at all. A Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.
  Asset Coverage. Each Fund will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by that Fund on securities and indexes; currency, interest rate and stock index futures contracts and options on these futures contracts; and forward currency contracts. The use of these strategies may require that the Fund maintain cash or liquid securities in a segregated account with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.
  SHORT SALES AGAINST THE BOX. Each Fund may enter into a short sale of securities such that when the short position is open the Fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. A Fund will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. Not more than 10% of a Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.
  WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. A Fund may utilize up to 20% of its total assets to purchase securities on a when-issued or delayed-delivery basis. In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30-45 days after the transaction. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Each Fund is required to segregate assets equal to the amount of its when-issued and delayed-delivery purchase commitments.

STRATEGY AVAILABLE TO THE GROWTH & INCOME FUND
  REITS. The Growth & Income Fund may invest up to 15% of its total assets in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, the Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.
  Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption for tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

STRATEGY AVAILABLE TO THE BALANCED FUND
  MUNICIPAL OBLIGATIONS. The Balanced Fund may invest up to 15% of its total assets in obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities ("Municipal Obligations"), the interest on which, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from regular federal income tax. The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, are general obligation bonds and revenue securities, and the Fund may hold both in any proportion. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source but not from the general taxing power.
  To the extent the Fund's assets are concentrated in Municipal Obligations that are payable from the revenues of economically related projects or facilities or whose issuers are located in the same state, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects or facilities to a greater extent than it would be if its assets were not so concentrated.
  Private Activity Bonds; Alternative Minimum Tax Bonds. The Fund may invest in "Alternative Minimum Tax Bonds," which are certain private activity bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate "alternative minimum tax." The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by the Fund may be lower than those from other Municipal Obligations acquired by a Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.

  Variable Rate Notes. Municipal Obligations purchased by the Fund may include variable rate demand notes issued by industrial development authorities and other governmental entities. Variable rate demand notes are tax exempt Municipal Obligations that provide for a periodic adjustment in the interest rate paid on the notes. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Fund, the Fund may, upon notice as specified in the note, demand payment of the principal of and accrued interest on the note at any time or during specified periods not exceeding one year (depending on the instrument involved) and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the variable rate demand note involved, in the event the issuer of the note defaulted on its payment obligations and during the periods that the Fund is not entitled to exercise its demand rights. The Fund could, for this or other reasons, suffer a loss to the extent of the default plus any expenses involved in an attempt to recover the investment.
  Variable rate demand notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Fund will have been determined by Warburg to be of comparable quality at the time of the purchase to rated instruments purchasable by the Fund. Warburg monitors the continuing creditworthiness of issuers of such notes to determine whether the Fund should continue to hold such notes.
  Ratings. The Fund may invest in Municipal Obligations which are determined by Warburg to present minimal credit risks and which at the time of purchase are considered to be "high grade" -- e.g., rated "A" or higher by S&P or Moody's in the case of bonds; rated "SP-1" by S&P or "MIG-2" by Moody's in the case of notes; rated "VMIG-2" by Moody's in the case of variable rate demand notes. The Fund may also purchase securities that are unrated at the time of purchase provided that the securities are determined to be of comparable quality by Warburg. The applicable Municipal Obligations ratings are described in the Appendix to the Fund's Statement of Additional Information.
  ZERO COUPON SECURITIES. The Balanced Fund may invest up to 15% of its assets in "zero coupon securities." Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such other securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. In addition, a Fund's investment in zero coupon securities will result in special tax consequences, which are described under "Dividends, Distributions and Taxes -- Taxes."

INVESTMENT GUIDELINES
--------------------------------------------------------------------------------
  Each Fund may invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ("illiquid securities"), including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days;
(iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. Each Fund may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that reverse repurchase agreements and any other borrowing by the Fund may not exceed 30% of its total assets at the time of borrowing. Each Fund may also pledge its assets in connection with borrowings up to 125% of the amount borrowed. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board of each Fund, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that each Fund has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Fund's outstanding shares is contained in each Fund's Statement of Additional Information.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------
  INVESTMENT ADVISER. Each Fund employs Warburg as its investment adviser. Warburg, subject to the control of each Fund's officers and the Board, manages the investment and reinvestment of the assets of the Funds in accordance with each Fund's investment objective and stated investment policies. Warburg makes investment decisions for each Fund and places orders to purchase or sell securities on behalf of each such Fund. Warburg also employs a support staff of management personnel to provide services to the Funds and furnishes each Fund with office space, furnishings and equipment.
  For the services provided by Warburg, the Growth & Income Fund and the Balanced Fund each pay Warburg a fee calculated at an annual rate of .75% and
 .90%, respectively, of the Fund's average daily net assets. Warburg and each Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Fund.

  Warburg is a professional investment advisory firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of November 30, 1997, Warburg managed approximately $20.0 billion of assets, including approximately $11.5 billion of investment company assets. Incorpo-rated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. ("WP&Co."), which has no business other than being a holding company of Warburg and its affiliates. Lionel I. Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and Warburg. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.

  PORTFOLIO MANAGERS. GROWTH & INCOME FUND. Brian S. Posner, a Managing Director of Warburg, has been the Portfolio Manager of the Fund since January 9, 1997. Prior to joining Warburg in January 1997, Mr. Posner was an employee of Fidelity Investments ("Fidelity") from 1987 until December 1996. He was the vice president and portfolio manager of the Fidelity Equity-Income II Fund (1992-December 1996); the portfolio manager of the Fidelity Value Fund (1990-1992); assistant portfolio manager of the Fidelity Equity-Income Fund (1989-1990); assistant portfolio manager of the Fidelity Capital Appreciation Fund (1989); portfolio manager of the Fidelity Select Property-Casualty Insurance Portfolio (1987-1990) and an equity analyst (1987). Prior to joining Fidelity, Mr. Posner was a research associate at John Nuveen and Co. and an analyst at Feldman Securities Corp. in Chicago.

  BALANCED FUND. As described above, the Fund is managed using a multi-manager approach where different managers are responsible for sectors of the Fund's portfolio. Dale C. Christensen is the overall portfolio strategist for the Fund and is responsible for determining the portion of the Fund's portfolio to be allocated among sectors.


  U.S. Small Company Sector. Elizabeth B. Dater, Stephen J. Lurito and Kyle F. Frey manage the U.S. Small Company Sector. Ms. Dater, a Managing Director of Warburg, has been a Portfolio Manager of Warburg since 1978. Mr. Lurito, a Managing Director of Warburg, has been with Warburg since 1987. Mr. Frey is a Vice President of Warburg and has been with Warburg since 1989.

  U.S. Large Company Sector. George U. Wyper and Susan L. Black, Managing Directors of Warburg, manage the U.S. Large Company Sector. Mr. Wyper joined Warburg in August 1994, before which time he was chief investment officer of White River Corporation and president of Hanover Advisors, Inc. (1993-August
1994) and chief investment officer of Fund American Enterprises, Inc. (1990-1993). Ms. Black has been with Warburg since 1985.

  International Equity Sector. Richard H. King and Nancy Nierman manage the International Equity Sector. Mr. King, a Managing Director of Warburg, has been with Warburg since 1988. Ms. Nierman is a Vice President of Warburg and has been with Warburg since April 1996, before which time she was an analyst with Fiduciary Trust Company International.

  Fixed Income Sector. Dale C. Christensen, a Managing Director of Warburg, manages the Fixed Income Sector and has been with Warburg since 1989.
  CO-ADMINISTRATORS. The Funds employ Counsellors Funds Service, Inc. ("Counsellors Service"), a wholly owned subsidiary of Warburg, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Funds, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Funds and their various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Funds' Boards, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and monitoring and developing compliance procedures for the Funds. As compensation, the Growth & Income Fund pays Counsellors Service a fee calculated at an annual rate of .05% of the Fund's first $125 million of average daily net assets and .10% of average daily net assets over $125 million, and the Balanced Fund pays Counsellors Service a fee calculated at an annual rate of
 .10% of the Fund's average daily net assets.


  Each Fund employs PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Fund's net asset value, provides all accounting services for the Fund and assists in related aspects of the Fund's operations. As compensation, the Funds each pay PFPC a fee calculated at an annual rate of .15% of the Fund's first $500 million of average daily net assets, .10% of the next $1 billion in average daily net assets, and .05% of average daily net assets over $1.5 billion. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

  CUSTODIANS. PNC Bank, National Association ("PNC") serves as custodian of the U.S. assets of the Funds and State Street Bank and Trust Company ("State Street") serves as custodian of the Funds' non-U.S. assets. Like PFPC, PNC is a subsidiary of PNC Bank Corp. and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.
  TRANSFER AGENT. State Street also serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Funds. State Street has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.
  DISTRIBUTOR. Counsellors Securities serves as distributor of the shares of the Funds. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147. No compensation is payable by the Growth & Income Fund to Counsellors Securities for distribution services. Counsellors Securities receives a fee at an annual rate equal to .25% of the average daily net assets of the Balanced Fund's Common Shares for distribution services, pursuant to a shareholder servicing and distribution plan (the "12b-1 Plan") adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act. Amounts paid to Counsellors Securities under a 12b-1 Plan may be used by Counsellors Securities to cover expenses that are primarily intended to result in, or that are primarily attributable to, (i) the sale of the Common Shares, (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Fund and (iii) sub-transfer agency services, sub-accounting services or administrative services related to the sale of the Common Shares, all as set forth in the 12b-1 Plan. Payments under the 12b-1 Plan are not tied exclusively to the distribution expenses actually incurred by Counsellors Securities and the payments may exceed distribution expenses actually incurred. The Board of the Balanced Fund evaluates the appropriateness of the 12b-1 Plan on a continuing basis and in doing so considers all relevant factors, including expenses paid by Counsellors Securities and amounts received under the 12b-1 Plan.

  Warburg or its affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of shares of a Fund, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Warburg Pincus Fund. Warburg or its affiliates may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of the Fund's shares.
  DIRECTORS AND OFFICERS. The officers of each Fund manage its day-to-day operations and are directly responsible to its Board. The Boards set broad policies for each Fund and choose the Fund's officers. A list of the Directors and officers of each Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information of each Fund.

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------
  In order to invest in a Fund, an investor must first complete and sign an account application. To obtain an application, an investor may telephone Warburg Pincus Funds at (800) 927-2874. An investor may also obtain an account application by writing to:
  Warburg Pincus Funds
  P.O. Box 9030
  Boston, Massachusetts 02205-9030
  Completed and signed account applications should be mailed to Warburg Pincus Funds at the above address.
  RETIREMENT PLANS AND UTMA/UGMA ACCOUNTS. For information (i) about investing in the Funds through a tax-deferred retirement plan, such as an Individual Retirement Account ("IRA") or a Simplified Employee Pension IRA ("SEP-IRA"), or
(ii) about opening a Uniform Transfers to Minors Act ("UTMA") account or Uniform Gifts to Minors Act ("UGMA") account, an investor should telephone Warburg Pincus Funds at (800) 927-2874 or write to Warburg Pincus Funds at the address set forth above. Investors should consult their own tax advisers about the establishment of retirement plans and UTMA or UGMA accounts.
  CHANGES TO ACCOUNT. For information on how to make changes to an account, including changes to account registration and/or address an investor should telephone Warburg Pincus Funds at (800) 927-2874. Shareholders are responsible for maintaining current account registration and addresses with a Fund. No interest will be paid on amounts represented by uncashed distribution or redemption checks.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------
  Common Shares of each Fund may be purchased either by mail or, with special advance instructions, by wire.
  The minimum initial investment in each Fund is $1,000 and the minimum subsequent investment is $100, except that subsequent minimum investments can be as low as $50 under the Automatic Monthly Investment Plan described below. For retirement plans and UTMA/UGMA accounts, the minimum initial investment is $500. The Fund reserves the right to change investment minimum requirements at any time. The investment minimums may be waived for accounts in which employees of Warburg or its affiliates have an interest or for investors maintaining advisory accounts with Warburg or brokerage accounts with Counsellors Securities. Existing investors will be given 15 days' notice by mail of any increase in investment minimum requirements.
  After an investor has made his initial investment, additional shares may be purchased at any time by mail or by wire in the manner outlined below. Wire payments for initial and subsequent investments should be preceded by an order placed with the Fund and should clearly indicate the investor's account number and the name of the Fund in which shares are being purchased. In the interest of economy and convenience, physical certificates representing shares in the Funds are not normally issued.
  BY MAIL. If the investor desires to purchase Common Shares by mail, a check or money order made payable to the Fund or Warburg Pincus Funds (in U.S. currency) should be sent along with the completed account application to Warburg Pincus Funds at the address set forth above. Checks payable to the investor and endorsed to the order of the Fund or Warburg Pincus Funds will not be accepted as payment and will be returned to the sender. If payment is received in proper form by the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on a day that the Fund calculates its net asset value (a "business day"), the purchase will be made at the Fund's net asset value calculated at the end of that day. If payment is received after the close of regular trading on the NYSE, the purchase will be effected at the Fund's net asset value determined for the next business day after payment has been received. Checks or money orders that are not in proper form or that are not accompanied or preceded by a complete account application will be returned to the sender. Shares purchased by check or money order are entitled to receive dividends and distributions beginning on the day after payment has been received. Checks or money orders in payment for shares of more than one Warburg Pincus Fund should be made payable to Warburg Pincus Funds and should be accompanied by a breakdown of amounts to be invested in each fund. If a check used for purchase does not clear, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred. For a description of the manner of calculating the Fund's net asset value, see "Net Asset Value" below.

  BY WIRE. Investors may also purchase Common Shares in a Fund by wiring funds from their banks. Telephone orders by wire will not be accepted until a completed account application in proper form has been received and an account number has been established. Investors should place an order with the Fund prior to wiring funds by telephoning (800) 927-2874. Federal funds may be wired using the following wire address:

  State Street Bank and Trust Co.
  225 Franklin St.
  Boston, MA 02101
  ABA# 0110 000 28
  Attn: Mutual Funds/Custody Dept.
  [Insert Warburg Pincus Fund name(s) here]
  DDA# 9904-649-2
  [Shareowner name]
  [Shareowner account number]
  If a telephone order is received by the close of regular trading on the NYSE and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. If payment by wire is received in proper form by the close of the NYSE without a prior telephone order, the purchase will be priced according to the net asset value of the Fund on that day and is entitled to dividends and distributions beginning on that day. However, if a wire in proper form that is not preceded by a telephone order is received after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next business day. Payment for orders that are not accepted will be returned to the prospective investor after prompt inquiry. If a telephone order is placed and payment by wire is not received on the same day, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred.
  PURCHASES THROUGH INTERMEDIARIES. Common Shares of each Fund are available through the Charles Schwab & Company, Inc. Mutual Fund OneSource(TM) Program; Fidelity Brokerage Services, Inc. Funds Network(TM) Program; Jack White & Company, Inc.; and Waterhouse Securities, Inc. Generally, these programs require customers to pay either no or low transaction fees in connection with purchases or redemptions. The Fund is also available through certain broker-dealers, financial institutions and other industry professionals (including the brokerage firms offering the programs described above, collectively, "Service Organizations"). Certain features of the Funds, such as the initial and subsequent investment minimums, redemption fees and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Funds. Therefore, a client or customer should contact the Service Organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read this Prospectus in light of the terms governing his accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Funds in accordance with their agreements with clients or customers.

  Service Organizations or, if applicable, their designees may enter confirmed purchase or redemption orders on behalf of clients and customers, with payment to follow no later than the Funds' pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. A Fund will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Orders received by a Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee.


  For administration, subaccounting, transfer agency and/or other services, Warburg, Counsellors Securities or their affiliates may pay Service Organizations and certain recordkeeping organizations with whom they have entered into agreements a fee of up to .40% (the "Service Fee") of the average annual value of accounts with the Funds maintained by such Service Organizations or recordkeepers. A portion of the Service Fee may be borne by the Funds as a transfer agency fee. In addition, a Service Organization or recordkeeper may directly or indirectly pay a portion of its Service Fee to the Fund's custodian or transfer agent for costs related to accounts of its clients or customers. The Service Fee payable to any one Service Organization or recordkeeper is determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

  AUTOMATIC MONTHLY INVESTING. Automatic monthly investing allows shareholders to authorize a Fund to debit their bank account monthly ($50 minimum) for the purchase of Fund shares on or about either the tenth or twentieth calendar day of each month. To establish the automatic monthly investing option, obtain a separate application or complete the "Automatic Investment Program" section of the account applications and include a voided, unsigned check from the bank account to be debited. Only an account maintained at a domestic financial institution which is an automated clearing house member may be used. Shareholders using this service must satisfy the initial investment minimum for the Fund prior to or concurrent with the start of any Automatic Investment Program. Please refer to an account application for further information, or contact Warburg Pincus Funds at (800) 927-2874 for information or to modify or terminate the program. Investors should allow a period of up to 30 days in order to implement an automatic investment program. The failure to provide complete information could result in further delays.
  GENERAL. Each Fund reserves the right to reject any specific purchase order, including certain purchases made by exchange (see "How to Redeem and Exchange Shares -- Exchange of Shares" below). Purchase orders may be refused if, in Warburg's opinion, they are of a size that would disrupt the management of a Fund. A Fund may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect that Fund's ability to achieve its investment objective. In such event, however, it is anticipated that existing shareholders would be permitted to continue to authorize investment in such Fund and to reinvest any dividends or capital gains distributions.

HOW TO REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------
  REDEMPTION OF SHARES. An investor in a Fund may redeem (sell) his shares on any day that the Fund's net asset value is calculated (see "Net Asset Value" below).
  Common Shares of the Funds may either be redeemed by mail or by telephone. Investors should realize that in using the telephone redemption and exchange option, you may be giving up a measure of security that you may have if you were to redeem or exchange your shares in writing. If an investor desires to redeem his shares by mail, a written request for redemption should be sent to Warburg Pincus Funds at the address indicated above under "How to Open an Account." An investor should be sure that the redemption request identifies the Fund, the number of shares to be redeemed and the investor's account number. In order to change the bank account or address designated to receive the redemption proceeds, the investor must send a written request (with signature guarantee of all investors listed on the account when such a change is made in conjunction with a redemption request) to Warburg Pincus Funds. Each mail redemption request must be signed by the registered owner(s) (or his legal representative(s)) exactly as the shares are registered. If an investor has applied for the telephone redemption feature on his account application, he may redeem his shares by calling Warburg Pincus Funds at (800) 927-2874 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any business day. An investor making a telephone withdrawal should state (i) the name of the Fund, (ii) the account number of the Fund, (iii) the name of the investor(s) appearing on the Fund's records, (iv) the amount to be withdrawn and (v) the name of the person requesting the redemption.
  After receipt of the redemption request by mail or by telephone, the redemption proceeds will, at the option of the investor, be paid by check and mailed to the investor of record or be wired to the investor's bank as indicated in the account application previously filled out by the investor. No Fund currently imposes a service charge for effecting wire transfers but each Fund reserves the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Funds by telephone, an investor may deliver the redemption request to Warburg Pincus Funds by mail at the address shown above under "How to Open an Account." Although each Fund will redeem shares purchased by check or through the Automatic Investment Program before the check or funds clear, payments of the redemption proceeds will be delayed for up to five days (for funds received through the Automatic Investment Program) or up to ten days (for check purchases) from the date of purchase. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.
  If a redemption order is received by a Fund or its agent, prior to the close of regular trading on the NYSE, the redemption order will be effected at the net asset value per share as determined on that day. If a redemption order is received after the close of regular trading on the NYSE, the redemption order will be effected at the net asset value as next determined. Except as noted above, redemption proceeds will normally be mailed or wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of Warburg, immediate payment would adversely affect a Fund, each Fund reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, each Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.
  The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in his account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.
  If, due to redemptions, the value of an investor's account drops to less than $500, each Fund reserves the right to redeem the shares in that account at net asset value. Prior to any redemption, the Fund will notify an investor in writing that this account has a value of less than the minimum. The investor will then have 60 days to make an additional investment before a redemption will be processed by the Fund.
  AUTOMATIC CASH WITHDRAWAL PLAN. Each Fund offers investors an automatic cash withdrawal plan under which investors may elect to receive periodic cash payments of at least $1,000 monthly or quarterly. To establish this service, complete the "Automatic Withdrawal Plan" section of the account application and attach a voided check from the bank account to be credited. For further information regarding the automatic cash withdrawal plan or to modify or terminate the plan, investors should contact Warburg Pincus Funds at (800) 927-2874.

  EXCHANGE OF SHARES. An investor may exchange Common Shares of a Fund for Common Shares of another Fund or for Common Shares of another Warburg Pincus Fund at their respective net asset values. Exchanges may be effected by mail or by telephone in the manner described under "Redemption of Shares" above. If an exchange request is received by Warburg Pincus Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. Currently, exchanges may be made between the Funds and with the following other funds:

- WARBURG PINCUS CASH RESERVE FUND -- a money market fund investing in short-term, high quality money market instruments;
- WARBURG PINCUS NEW YORK TAX EXEMPT FUND -- a money market fund investing in short-term, high quality municipal obligations designed for New York investors seeking income exempt from federal, New York State and New York City income tax;
- WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND -- an intermediate-term municipal bond fund designed for New York investors seeking income exempt from federal, New York State and New York City income tax;
- WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND -- an intermediate-term bond fund investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;
- WARBURG PINCUS FIXED INCOME FUND -- a bond fund seeking current income and, secondarily, capital appreciation by investing in a diversified portfolio of fixed-income securities;
- WARBURG PINCUS GLOBAL FIXED INCOME FUND -- a bond fund investing in a portfolio consisting of investment grade fixed-income securities of governmental and corporate issuers denominated in various currencies, including U.S. dollars;
- WARBURG PINCUS CAPITAL APPRECIATION FUND -- an equity fund seeking long-term capital appreciation by investing primarily in equity securities of domestic companies;
- WARBURG PINCUS STRATEGIC VALUE FUND -- an equity fund seeking capital appreciation by investing in undervalued companies and market sectors;
- WARBURG PINCUS EMERGING GROWTH FUND -- an equity fund seeking maximum capital appreciation by investing in emerging growth companies;
- WARBURG PINCUS SMALL COMPANY VALUE FUND -- an equity fund seeking long-term capital appreciation by investing primarily in equity securities of small companies;


 - WARBURG PINCUS SMALL COMPANY GROWTH FUND* -- an equity fund seeking capital growth by investing in equity securities of small-sized domestic companies;


-------------
* Warburg Pincus Small Company Growth Fund is currently closed to certain new investors; the Small Company Growth Fund's prospectus describes the types of investors that may purchase shares.

- WARBURG PINCUS HEALTH SCIENCES FUND -- an equity fund seeking capital appreciation by investing primarily in equity and debt securities of health sciences companies;
- WARBURG PINCUS POST-VENTURE CAPITAL FUND -- an equity fund seeking long-term growth of capital by investing principally in equity securities of issuers in their post-venture capital stage of development;
- WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND -- an equity fund seeking long-term growth of capital by investing principally in equity securities of U.S. and foreign issuers in their post-venture capital stage of development;

- WARBURG PINCUS MANAGED EAFE(R)COUNTRIES FUND -- an equity fund seeking long-term capital appreciation by investing in equity securities of issuers having their principal business activities and interests in foreign countries included in the Morgan Stanley Capital International EAFE(R) Index;

- WARBURG PINCUS INTERNATIONAL EQUITY FUND -- an equity fund seeking long-term capital appreciation by investing primarily in equity securities of non-United States issuers;
- WARBURG PINCUS EMERGING MARKETS FUND -- an equity fund seeking growth of capital by investing primarily in securities of non-United States issuers consisting of companies in emerging securities markets;
- WARBURG PINCUS JAPAN GROWTH FUND -- an equity fund seeking long-term growth of capital by investing primarily in equity securities of Japanese issuers; and
- WARBURG PINCUS JAPAN OTC FUND -- an equity fund seeking long-term capital appreciation by investing in a portfolio of securities traded in the Japanese over-the-counter market.
  The exchange privilege is available to shareholders residing in any state in which the Common Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange Common Shares of a Fund for Common Shares in another Warburg Pincus Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Fund, an investor should contact Warburg Pincus Funds at (800) 927-2874.
  Due to the costs involved in effecting exchanges, each Fund reserves the right to refuse to honor more than three exchange requests by a shareholder in any 30-day period. Accounts under common ownership or control, including accounts with the same taxpayer identification number may be counted together for purposes of the three exchange limit.
  The Funds reserve the right to refuse exchange purchases by any person or group if, in Warburg's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may also be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Fund. Although the Funds will attempt to give prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The Funds reserve the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.

  TELEPHONE TRANSACTIONS. In order to request exchange and redemptions by telephone, investors must have completed and returned to Warburg Pincus Funds an account application containing a telephone election. The election to request exchanges and redemptions by telephone may be made subsequently by writing to Warburg Pincus Funds at the address set forth under "How to Open an Account in the Fund." Neither a Fund nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of each Fund designated to give reasonable assurance that instructions communicated by telephone are genuine. Such procedures include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific personal information prior to acting upon telephone instructions.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
  DIVIDENDS AND DISTRIBUTIONS. Each Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on a Fund's portfolio securities for the applicable period (which includes amortization of market discounts) less amortization of market premiums and applicable expenses. The Funds each declare and pay their dividends from their net investment income quarterly. Each Fund declares distributions of its net realized short-term and long-term capital gains annually and pays them in the calendar year in which they are declared, generally in November or December. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Unless an investor instructs a Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional Common Shares of the relevant Fund at net asset value. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to Warburg Pincus Funds at the address set forth under "How to Open an Account" or by calling Warburg Pincus Funds at (800) 927-2874.
  A Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.
  TAXES. Each Fund intends to qualify each year as a "regulated investment company" within the meaning of the Code. As regulated investment compa-nies, the Funds will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. The Funds expect to pay such dividends and to make such distributions as are necessary to avoid the application of this tax.
  Dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to investors as ordinary income, and distributions derived from net realized long-term capital gains are taxable to investors as long-term capital gains, in each case regardless of how long the shareholder has held Fund shares and whether received in cash or reinvested in additional Fund shares. As a general rule, an investor's gain or loss on a sale or redemption of his Fund shares will be long-term capital gain or loss if he has held his shares for more than one year and will be short-term capital gain or loss if he has held his shares for one year or less. However, any loss realized upon the sale or redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares.
  The Taxpayer Relief Act of 1997 made certain changes to the Code with respect to taxation of long-term capital gains earned by taxpayers other than a corporation. In general, for sales made after May 6, 1997, the maximum tax rate for individual taxpayers on net long-term capital gains is lowered to 20% for most assets (including long-term capital gains recognized by shareholders on the sale or redemption of Fund shares that were held as capital assets). This 20% rate applies to sales on or after July 29, 1997 only if the asset was held for more than 18 months at the time of disposition. Capital gains on the disposition of assets on or after July 29, 1997 held for more than one year and up to 18 months at the time of disposition will be taxed as "mid-term gain" at a maximum rate of 28%. A rate of 18% instead of 20% will apply after December 31, 2000 for assets held for more than 5 years. However, the 18% rate applies only to assets acquired after December 31, 2000 unless the taxpayer elects to treat an asset held prior to such date as sold for fair market value on January 1, 2001. In the case of individuals whose ordinary income is taxed at a 15% rate, the 20% rate is reduced to 10% and the 18% rate for assets held for more than 5 years is reduced to 8%. The Funds will provide information relating to that portion of a "capital gain dividend" that may be treated by investors as eligible for the reduced capital gains tax rate for capital assets held for more than 18 months.
  Investors may be proportionately liable for taxes on income and gains of the Funds, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Funds' investment activities, including short sales of securities, will not result in unrelated business taxable income to a tax-exempt investor. The Funds will designate that portion of each Fund's dividends that will qualify for the federal dividends received deduction for corporations. The Funds' investments in foreign securities may subject them to certain withholding and other taxes imposed by foreign countries with respect to dividends, interest, capital gains and other income. It is not expected that the payment of such taxes by the Funds will give rise to a direct credit or deduction available to the Funds' shareholders.
  Special Tax Matters Relating to the Balanced Fund. The investment by the Balanced Fund in zero coupon securities may create special tax consequences. Zero coupon securities do not make interest payments; however, a portion of the difference between a zero coupon security's maturity value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal tax laws applicable to mutual funds, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends will ordinarily constitute taxable income to the shareholders of the Fund.
  GENERAL. Statements as to the tax status of each investor's dividends and distributions are mailed annually. Each investor will also receive, if applicable, various written notices after the close of a Fund's prior taxable year with respect to certain dividends and distributions that were paid (or that were treated as having been paid) by the Fund during the Fund's prior taxable year. Investors should consult their own tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

NET ASSET VALUE
--------------------------------------------------------------------------------
  Each Fund's net asset value per share is calculated as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share of each Fund generally changes each day.
  The net asset value per Common Share of each Fund is computed by adding the Common Shares' pro rata share of the value of the Fund's assets, deducting the Common Shares' pro rata share of the Fund's liabilities and the liabilities specifically allocated to Common Shares and then dividing the result by the total number of outstanding Common Shares.
  Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale price when the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless a Fund's Board determines that using this valuation method would not reflect the investments' value. Securities, options and futures contracts for which market quotations are not readily available and other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by a Fund's Board. Further information regarding valuation policies is contained in the Statements of Additional Information.

PERFORMANCE
--------------------------------------------------------------------------------
  The Funds quote the performance of Common Shares separately from Advisor Shares. The net asset value of Common Shares is listed in The Wall Street Journal each business day under the heading "Warburg Pincus Funds." From time to time, each Fund may advertise yield and average annual total return of its Common Shares over various periods of time. The yield refers to net investment income generated by the Common Shares over a specified thirty-day period, which is then annualized. Total return figures show the average percentage change in value of an investment in the Common Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Common Shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in Common Shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis). Performance quotations of a Fund will include performance of a predecessor fund.
  When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that each Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. Each Fund may also advertise aggregate total return figures of its Common Shares for various periods, representing the cumulative change in value of an investment in the Common Shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).
  Investors should note that yield, tax-equivalent yield and total return figures are based on historical earnings and are not intended to indicate future performance. Each Fund's Statement of Additional Information describes the method used to determine the yield, tax-equivalent yield and total return. Current total return figures may be obtained by calling Warburg Pincus Funds at
(800) 927-2874.
  In reports or other communications to investors or in advertising material, a Fund may describe general economic and market conditions affecting the Fund. The Fund may compare its performance (i) with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) with the S&P 500 Index; or
(iii) with other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. A Fund may include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Inc., Mutual Fund Magazine, Smart Money and The Wall Street Journal. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Fund may from time to time compare the expense ratio of its Common Shares to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.
  In reports or other communications to investors or in advertising, each Fund may discuss relevant economic and market conditions affecting the Fund. In addition, a Fund and its portfolio managers may render updates of Fund investment activity, which may include, among other things, discussion or quantitive statistical or comparative analysis of portfolio composition and significant portfolio holdings including analyses of holdings by sector, industry, country or geographic region, credit quality and other characteristics. Each Fund may also describe the general biography, work experience and/or investment philosophy or style of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objectives. Each Fund may also discuss measures of risk, including those based on statistical or econometric analyses, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

GENERAL INFORMATION
--------------------------------------------------------------------------------
  ORGANIZATION. The Funds were incorporated on January 29, 1996 under the laws of the State of Maryland under the names "Warburg, Pincus Growth & Income Fund, Inc." and "Warburg, Pincus Balanced Fund, Inc." On May 3, 1996, each Fund acquired all of the assets and liabilities of the investment portfolio of the RBB Fund with a similar name.
  The charter of each Fund authorizes its Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares and two billion shares are designated Advisor Shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.
  MULTI-CLASS STRUCTURE. Each Fund offers a separate class of shares, the Advisor Shares, pursuant to a separate prospectus. Individual investors may only purchase Advisor Shares through institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries. Shares of each class represent equal pro rata interests in the respective Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by the Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares. Investors may obtain information concerning the Advisor Shares from their investment professional or by calling Counsellors Securities at (800) 369-2728.
  VOTING RIGHTS. Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.
  SHAREHOLDER COMMUNICATIONS. Each investor will receive a quarterly statement of his account, as well as a statement of his account after any transaction that affects his share balance or share registration (other than the reinvestment of dividends or distributions or investment made through the Automatic Investment Program). Each Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by a Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Warburg Pincus Funds at (800) 927-2874.

  The prospectuses of the Funds are combined in this Prospectus. Each Fund offers only its own shares, yet it is possible that a Fund might become liable for a misstatement, inaccuracy or omission in this Prospectus with regard to another Fund.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, EACH FUND'S STATEMENT OF ADDITIONAL INFORMATION OR THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUNDS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE COMMON SHARES OF THE FUNDS IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS


The Funds' Expenses......................................    2
Financial Highlights.....................................    3
Investment Objectives and Policies.......................    5
Portfolio Investments....................................    7
Risk Factors and Special Considerations..................   10
Portfolio Transactions and Turnover Rate.................   12
Certain Investment Strategies............................   12
Investment Guidelines....................................   19
Management of the Funds..................................   19
How to Open an Account...................................   22
How to Purchase Shares...................................   23
How to Redeem and Exchange Shares........................   26
Dividends, Distributions and Taxes.......................   30
Net Asset Value..........................................   32
Performance..............................................   33
General Information......................................   34


                                      LOGO

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                             WARBURG (800-927-2874)
                                WWW.WARBURG.COM


COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           WPGBT-1-1297




PROSPECTUS                                                     December 30, 1997


Warburg Pincus Advisor Funds are a family of open-end mutual funds that are offered to investors who wish to buy shares through an investment professional, to financial institutions investing on behalf of their customers and to retirement plans that elect to make one or more Advisor Funds an investment option for participants in the plans. One Advisor Fund is described in this
Prospectus:

WARBURG PINCUS BALANCED FUND seeks maximum total return through a combination of long-term growth of capital and current income consistent with preservation of capital. The Fund employs a policy of diversified equity and debt investments managed using a multi-manager approach.

The Fund currently offers two classes of shares, one of which, the Advisor Shares, is offered pursuant to this Prospectus. The Advisor Shares of the Fund, as well as Advisor Shares of certain other Warburg Pincus-advised funds, are sold under the name "Warburg Pincus Advisor Funds." Individual investors may purchase Advisor Shares only through institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and other financial intermediaries ("Institutions"). The Advisor Shares impose a 12b-1 fee of .50% per annum, which is the economic equivalent of a sales charge. The Fund's Common Shares are available for purchase by individuals directly and are offered by a separate prospectus.

NO MINIMUM INVESTMENT
--------------------------------------------------------------------------------

There is no minimum amount of initial or subsequent purchases of shares imposed on Institutions. See "How to Purchase Shares."


This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.
The Statement of Additional Information is also available upon request and without charge by calling Warburg Pincus Advisor Funds at (800) 369-2728. Information regarding the status of shareholder accounts may also be obtained by calling Warburg Pincus Advisor Funds at the same number. Warburg Pincus Funds maintain a Web site at www.warburg.com. The Statement of Additional Information relating to the Fund, as amended or supplemented from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
     PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
      REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE FUND'S EXPENSES
--------------------------------------------------------------------------------
  Warburg Pincus Balanced Fund (the "Fund") currently offers two separate classes of shares: Common Shares and Advisor Shares. See "General Information." Because of the higher fees paid by Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares.


Shareholder Transaction Expenses
    Maximum Sales Load Imposed on Purchases
      (as a percentage of offering price).......................................    0
Annual Fund Operating Expenses
  (as a percentage of average net assets)
    Management Fees (after fee waivers).........................................  .37%+
    12b-1 Fees..................................................................  .50%*
    Other Expenses (after expense reimbursements)...............................  .73%+
                                                                                 ----
    Total Fund Operating Expenses (after fee waivers and expense reimbursements)........................................................... 1.60%+
                                                                                 ====
EXAMPLE
  You would pay the following expenses on a $1,000 investment, assuming (1) 5%
    annual return and (2) redemption at the end of each time period:
   1 year....................................................................... $ 16
   3 years...................................................................... $ 50
   5 years...................................................................... $ 87
  10 years...................................................................... $190


--------------------------------------------------------------------------------
* Current 12b-1 fees are .50% out of a maximum of .75% authorized under the Advisor Shares' Distribution Plan. At least a portion of these fees should be considered by the investor to be the economic equivalent of a sales charge.

+ Absent the waiver of fees by the Fund's investment adviser and co-administrator, Management Fees would equal .90%, Other Expenses would equal 1.55% and Total Fund Operating Expenses would equal 2.95%.


                          ----------------------------

  The expense table shows the costs and expenses that an investor will bear directly or indirectly as an Advisor Shareholder of the Fund. Certain broker-dealers and financial institutions also may charge their clients fees in connection with investments in the Fund's Advisor Shares, which fees are not reflected in the table. The Example should not be considered a representation of past or future expenses; actual Fund expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, the Fund's actual performance will vary and may result in a return greater or less than 5%. Long-term shareholders of Advisor Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. (the "NASD").

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR AN ADVISOR SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


The table below sets forth certain information concerning the investment results of shares of the Warburg Pincus Balanced Fund (formerly an investment portfolio of The RBB Fund, Inc. (the "RBB Fund")) for the periods indicated. The financial data included in this table for the fiscal years ended August 31, 1996 and 1997 and for the two months ended October 31, 1997 has been audited by Coopers & Lybrand L.L.P., independent accountants, whose report dated December 19, 1997 is incorporated by reference to the Statement of Additional Information. The financial data included in this table for the period from July 31, 1995 to August 31, 1995 relate solely to the Advisor Class of shares of the Warburg Pincus Balanced Fund investment portfolio of the RBB Fund and is part of the RBB Fund's financial statements which have also been audited by Coopers & Lybrand L.L.P. Further information about the performance of the Fund is contained in the Fund's annual report, for the period ended October 31, 1997, copies of which may be obtained without charge by calling Warburg Pincus Funds at (800) 369-2728.



WARBURG PINCUS BALANCED FUND



                                                               For the            For the Period
                                                             Years Ended           July 31, 1995
                                      For the Two            August 31,            (Commencement
                                      Months Ended      ---------------------    of Operations) to
                                    October 31, 1997     1997          1996       August 31, 1995
                                    ----------------    -------       -------    -----------------
Net Asset Value, Beginning of
  Period.........................       $  14.22        $ 11.94       $ 11.13         $ 10.72
                                         -------        -------       -------          ------
    Income From Investment
      Operations:
    Net Investment Income........         0.0275        (0.0233)       0.3689          0.0170
    Net Gains (Losses) on
      Securities (both realized
      and unrealized)............         0.1527         2.6774        0.6815          0.3930
                                         -------        -------       -------          ------
    Total from Investment
      Operations.................         0.1802         2.6541        1.0504          0.4100
                                         -------        -------       -------          ------
    Less Distributions:
    Dividends (from net
      investment income).........        (0.0364)       (0.2226)      (0.0942)             --
    Distributions (from capital
      gains).....................             --        (0.1511)      (0.1462)             --
                                         -------        -------       -------          ------
    Total Distributions..........        (0.0364)       (0.3737)      (0.2404)             --
                                         -------        -------       -------          ------
Net Asset Value, End of Period...       $  14.37        $ 14.22       $ 11.94         $ 11.13
                                         =======        =======       =======          ======
Total Returns....................           1.30%(c)      22.66%         9.56%           3.82%(c)
Ratios/Supplemental Data
Net Assets, End of Period
  (000)..........................       $    158        $   149       $    12         $     1
Ratio of Expenses to Average Net
  Assets.........................           1.60%(a)(b)(d) 1.60%(a)(d)    1.71%(a)(d)         1.76%(a)(b)
Ratio of Net Investment Income to
  Average Net Assets.............           1.13%(b)       1.53%        (4.11%)          2.00%(b)
Portfolio Turnover Rate..........             15%(c)        120%          108%            107%(c)
Average Commission Rate..........       $ 0.0430(e)     $0.0400(e)    $0.0453(e)          N/A


--------------------------------------------------------------------------------

(a) Without the waiver of advisory and administration fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Balanced Fund would have been 2.95% (annualized) for the two months ended October 31, 1997 and 2.81%, 205.06% and 628.47% annualized for the years ended August 31, 1997 and 1996 and for the period ended August 31, 1995, respectively.

(b) Annualized.
(c)  Not Annualized.

(d) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Fund's expense ratio.


(e) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. The Average Commission Rate is not required for fiscal periods beginning before September 1, 1995.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------
  The Fund's investment objective is to seek to maximize total return through a combination of long-term growth of capital and current income consistent with preservation of capital. The Fund's objective and policies are non-fundamental policies and may be changed without first obtaining the approval of a majority of the outstanding shares of the Fund. Any changes may result in the Fund having investment objectives different from those an investor may have considered at the time of investment. Any investment involves risk and, therefore, there can be no assurance that the Fund will achieve its investment objective. See "Portfolio Investments" and "Certain Investment Strategies" for descriptions of certain types of investments the Fund may make.
  The Fund is a diversified management investment company that pursues its objective through a policy of diversified investment in common stocks, convertible and non-convertible preferred stocks and debt securities, such as corporate, U.S. government, municipal, bank and commercial obligations and asset-backed and mortgage-backed securities. At all times, the Fund will have a minimum of 25% of its assets in equity securities and a minimum of 25% in fixed income securities. The Fund may invest up to 15% of its total assets in securities of foreign issuers. Compliance with these percentage requirements may limit the ability of the Fund to maximize total return. With respect to convertible senior securities, only that portion of the value of such securities attributable to their fixed income characteristics will be used for purposes of determining the percentage of the assets of the Fund that are invested in fixed income securities. The actual percentage of assets invested in equity and fixed income securities will vary from time to time, depending on the judgment of Warburg Pincus Asset Management, Inc., the investment adviser of the Fund ("Warburg"), as to general market and economic conditions, trends and yields and interest rates and changes in fiscal and monetary policies.

  The Fund will be managed by a team of managers of Warburg. One manager is designated as the overall portfolio strategist and is responsible for determining the portion of the Fund allocated between equity and fixed income securities and the allocation among the various equity sectors. See "Management of the Funds -- Portfolio Managers" for information about the portfolio managers.

  EQUITY INVESTMENT. Each of the equity portfolio managers will manage an allocated portion of the equity holdings of the Fund. Each manager will manage his/her portion with a different investment emphasis or approach, but in each case consistent with the overall objective of long-term growth of capital for the Balanced Fund's equity portion.

  The three sectors in the equity portion are:

  U.S. Small Company Sector invests primarily in common stocks and warrants of small capitalization and emerging growth U.S. companies that represent attractive opportunities for maximum capital appreciation. Emerging growth companies are small- and medium-sized companies that have passed their start up phase and that show positive earnings and prospects for achieving significant profit and gain in a relatively short period of time. Small capitalization companies may be purchased for their growth potential or because Warburg believes they are undervalued.
  U.S. Large Company Sector invests primarily in a diversified portfolio of common stocks, warrants and convertible securities of "large capitalization" U.S. companies, i.e., companies having stock market capitalizations of $1 billion or greater at the time of initial purchase.
  International Equity Sector invests primarily in a broadly diversified portfolio of equity securities of companies that, wherever organized, have their principal business activities and interests outside the United States. The international equity managers intend to invest principally in the securities of financially strong companies with opportunities for growth within growing international economies and markets through increased earnings power and improved utilization or recognition of assets. Investments may be made in equity securities of companies of any size, whether traded on or off a national securities exchange.
  FIXED INCOME INVESTMENT. The fixed income portion invests primarily in debt instruments such as corporate, U.S. government, municipal, bank and commercial obligations and asset-backed and mortgage-backed securities.

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
  DEBT SECURITIES. The Fund may invest in debt securities and preferred stocks. When Warburg believes that a defensive posture is warranted, the Fund may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements. Debt obligations of corporations in which the Fund may invest include corporate bonds, debentures, debentures convertible into common stocks and notes. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. The market value of debt obligations may be expected to vary depending upon, among other factors, interest rates, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

  Up to 10% of the Fund's net assets may be invested in debt securites rated below investment grade, including convertible debt securities. A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") or, if unrated, is determined to be of comparable quality by Warburg. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Fund's holdings of debt securities rated below investment grade (commonly referred to as "junk bonds") may be rated as low as C by Moody's or D by S&P at the time of purchase, or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's comprise the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date. In selecting debt securities for the Fund, Warburg will review and monitor the creditworthiness of each issuer and issue, in addition to relying on ratings assigned by Moody's or S&P. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Fund should continue to hold the securities.


Among the types of debt securities in which the Fund may invest are asset-backed and mortgage-backed securities.


  Asset-backed securities are collateralized by interests in pools of consumer loans, with interest and principal payments ultimately depending on payments in respect of the underlying loans by individuals (or a financial institution providing credit enhancement). Because market experience in these securities is limited, the market's ability to sustain liquidity through all phases of the market cycle has not been tested. In addition, there is no assurance that the security interest in the collateral can be realized. The remaining maturity of any asset-backed security the Fund invests in will be 397 days or less. The Fund may purchase asset-backed securities that are unrated.

  Mortgage-backed securities are collateralized by mortgages or interests in mortgages and may be issued by government or non-government entities. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. The value of mortgage-backed securities may change due to shifts in the market's perceptions of issuers, and regulatory or tax changes may adversely affect the mortgage securities market as a whole. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns.
  U.S. GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which the Fund may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds).
  MONEY MARKET OBLIGATIONS. The Fund is authorized to invest, under normal market conditions, up to 20% of its assets in domestic and foreign short-term (one year or less remaining to maturity) money market obligations. Money market instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.
  Repurchase Agreements. The Fund may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. Warburg, acting under the supervision of the Fund's Board, monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the "1940 Act").

  Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity, the Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund or Warburg. As a shareholder in any mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.

  CONVERTIBLE SECURITIES. Convertible securities in which the Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Up to 10% of the Fund's net assets may be invested in convertible securities rated below investment grade at the time of purchase (as low as C by Moody's or D by S&P) or deemed by Warburg to be of equivalent quality. Subsequent to purchase by the Fund, convertible securities may cease to be rated or a rating may be reduced. Neither event will require sale of such securities although Warburg will consider such event in its determination of whether the Fund should continue to hold the securities.

  WARRANTS. The Fund may invest up to 15% of its total assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period.

RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------

  Investing in securities is subject to the inherent risk of fluctuations in the prices of such securities. For certain additional risks relating to the Fund's investments, see "Portfolio Investments' beginning at page 5 and "Certain Investment Strategies" beginning at page 11.

  NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limitation on the purchase of illiquid securities, unless the Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Fund in Rule 144A Securities. The Board may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any determination regarding liquidity.
  Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. The Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

  BELOW INVESTMENT GRADE SECURITIES. Medium- and lower-rated debt securities and comparable unrated securities (commonly referred to as "junk bonds") (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

  The market value of securities in these ratings categories is more volatile than that of higher quality securities. In addition, the Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. The lack of a liquid secondary market for certain securities may have an adverse impact on the Fund's ability to dispose of particular issues and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.
  For a complete description of the rating systems of Moody's and S&P, see the appendix to the Statement of Additional Information for the Fund.
  WARRANTS. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.
  EMERGING GROWTH AND SMALL COMPANIES. Investing in securities of emerging growth and small- and medium-sized companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general. Because small- and medium-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small- and medium-sized companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small- and medium-sized companies than for larger, more established ones. Although investing in securities of emerging growth companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, the Fund's U.S. Small Company Sector may involve a greater degree of risk than investment in better-known, larger companies.

PORTFOLIO TRANSACTIONS AND TURNOVER RATE
--------------------------------------------------------------------------------
  The Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the Fund. The Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. It is not possible to predict the Fund's portfolio turnover rates. High portfolio turnover rates (100% or more) may result in dealer markups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. The Fund's portfolio turnover policy is the same for both the common stock and non-common stock portions of its portfolio. See "Dividends, Distributions and Taxes -- Taxes" below and "Investment
Policies -- Portfolio Transactions" in the Statement of Additional Information.
  All orders for transactions in securities or options on behalf of the Fund are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Fund's distributor ("Counsellors Securities"). The Fund may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
  Although there is no current intention of doing so during the coming year, the Fund is authorized to engage in the following investment strategies: (i) lending portfolio securities and (ii) entering into reverse repurchase agreements. Detailed information concerning the Fund's strategies and related risks is contained below and in the Statement of Additional Information.
  FOREIGN SECURITIES. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in U.S. investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.
  DEPOSITARY RECEIPTS. Certain of the above risks may be involved with ADRs, European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), instruments that evidence ownership in underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe, and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies.

  STRATEGIC AND OTHER TRANSACTIONS. At the discretion of Warburg, the Fund may, but is not required to, engage in a number of strategies involving options, futures and forward currency contracts. These strategies, commonly referred to as "derivatives," may be used (i) for the purpose of hedging against a decline in value of the Fund's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities, or (iii) except with respect to currency exchange transactions, to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE THE FUND'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect the Fund's net asset value and performance. Therefore, an investment in the Fund may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. The Fund's use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and other applicable regulatory authorities.

  Securities and Stock Index Options. The Fund may write covered call options and put options and purchase put and call options on securities and stock indexes and will realize fees (referred to as "premiums") for granting the rights evidenced by the options. Such options may be traded on an exchange or may trade over-the-counter ("OTC"). The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option on a security has the right to purchase the underlying security from the writer. A stock index measures the movement of a certain group of stocks by assigning relative values to the stocks included in the index.
  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.
  Futures Contracts and Related Options. The Fund may enter into foreign currency, interest rate and stock index futures contracts and purchase and write
(sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of an interest rate sensitive security or, in the case of index futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified interest rate or index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.
  Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although the Fund is limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.
  Currency Exchange Transactions. The Fund will conduct its currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses for the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.
  Hedging Considerations. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options and futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. The Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to correctly predict movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.
  Additional Considerations. To the extent that the Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out an option or futures position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.
  Asset Coverage. The Fund will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Fund on securities and indexes; currency, interest rate and stock index futures contracts and options on these futures contracts; and forward currency contracts. The use of these strategies may require that the Fund maintain cash or liquid in a segregated account with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.
  SHORT SALES AGAINST THE BOX. The Fund may enter into a short sale of securities such that when the short position is open the Fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. The Fund will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. Not more than 10% of the Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.
  WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed-delivery basis. In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30-45 days after the transaction. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.
  When-issued securities may include securities purchased on a "when, as and if issued" basis under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The Fund is required to segregate assets equal to the amount of its when-issued and delayed-delivery purchase commitments.

  MUNICIPAL OBLIGATIONS. The Fund may invest up to 15% of its total assets in obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities ("Municipal Obligations"), the interest on which, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from regular federal income tax. The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, are general obligation bonds and revenue securities, and the Fund may hold both in any proportion. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source but not from the general taxing power.
  To the extent the Fund's assets are concentrated in Municipal Obligations that are payable from the revenues of economically related projects or facilities or whose issuers are located in the same state, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects or facilities to a greater extent than it would be if its assets were not so concentrated.
  Private Activity Bonds; Alternative Minimum Tax Bonds. "Alternative Minimum Tax Bonds" are certain private activity bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate "alternative minimum tax." The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by the Fund may be lower than those from other Municipal Obligations acquired by the Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.
  Variable Rate Notes. Municipal Obligations purchased by the Fund may include variable rate demand notes issued by industrial development authorities and other governmental entities. Variable rate demand notes are tax exempt Municipal Obligations that provide for a periodic adjustment in the interest rate paid on the notes. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Fund, the Fund may, upon notice as specified in the note, demand payment of the principal of and accrued interest on the note at any time or during specified periods not exceeding one year (depending on the instrument involved) and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the variable rate demand note involved in the event the issuer of the note defaulted on its payment obligations and during the periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss to the extent of the default plus any expenses involved in an attempt to recover the investment.
  Variable rate demand notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Fund will have been determined by Warburg to be of comparable quality at the time of the purchase to rated instruments purchasable by the Fund. Warburg monitors the continuing creditworthiness of issuers of such notes to determine whether the Fund should continue to hold such notes.
  Ratings. The Fund may invest in Municipal Obligations which are determined by Warburg to present minimal credit risks and which at the time of purchase are considered to be "high grade" -- e.g., rated "A" or higher by S&P or Moody's in the case of bonds; rated "SP-1" by S&P or "MIG-2" by Moody's in the case of notes; or rated "VMIG-2" by Moody's in the case of variable rate demand notes. The Fund may also purchase securities that are unrated at the time of purchase provided that the securities are determined to be of comparable quality by Warburg. The applicable Municipal Obligations ratings are described in the Appendix to the Statement of Additional Information.
  ZERO COUPON SECURITIES. The Fund may invest up to 15% of its assets in "zero coupon securities." Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such other securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be sustantial. In addition, the Fund's investment in zero coupon securities will result in special tax consequences, which are described below under "Dividends, Distributions and Taxes -- Taxes."

INVESTMENT GUIDELINES
--------------------------------------------------------------------------------

  The Fund may invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ("illiquid securities"), including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers;
(ii) repurchase agreements with maturities greater than seven days; (iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. The Fund may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that reverse repurchase agreements and any other borrowing by the Fund may not exceed 30% of its total assets at the time of borrowing. The Fund may also pledge its assets in connection with borrowings up to 125% of the amount borrowed. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board of each Fund, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that the Fund has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Fund's outstanding shares is contained in the Statement of Additional Information.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
  INVESTMENT ADVISER. The Fund employs Warburg as its investment adviser. Warburg, subject to the control of the Fund's officers and the Board, manages the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective and stated investment policies. Warburg makes investment decisions for the Fund and places orders to purchase or sell securities on behalf of the Fund. Warburg also employs a support staff of management personnel to provide services to the Fund and furnishes the Fund with office space, furnishings and equipment.
  For the services provided by Warburg, the Fund pays Warburg a fee calculated at an annual rate of .90% of the Fund's average daily net assets. Although this advisory fee is higher than that paid by most other investment companies, including money market and fixed income funds, Warburg believes that it is comparable to fees charged by other mutual funds with similar policies and strategies. Warburg and the Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Fund.

  Warburg is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of November 30, 1997, Warburg managed approximately $20.0 billion of assets, including approximately $11.5 billion of investment company assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. ("WP&Co."), which has no business other than being a holding company of Warburg and its affiliates. Lionel I. Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and Warburg. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.


  PORTFOLIO MANAGERS. As described above, the Fund employs a multi-manager approach where different managers are responsible for sectors of the Fund's portfolio. Dale C. Christensen is the overall portfolio strategist for the Fund and is responsible for determining the portion of the Fund's portfolio to be allocated among sectors.

  U.S. Small Company Sector. Elizabeth B. Dater, Stephen J. Lurito and Kyle F. Frey manage the U.S. Small Company Sector. Ms. Dater, a Managing Director of Warburg, has been a Portfolio Manager of Warburg since 1978. Mr. Lurito, a Managing Director of Warburg, has been with Warburg since 1987. Mr. Frey is a Vice President of Warburg and has been with Warburg since 1989.

  U.S. Large Company Sector. George U. Wyper and Susan L. Black, Managing Directors of Warburg, manage the U.S. Large Company Sector. Mr. Wyper joined Warburg in August 1994, before which time he was chief investment officer of White River Corporation and president of Hanover Advisors, Inc. (1993-August
1994) and chief investment officer of Fund American Enterprises, Inc. (1990-1993). Ms. Black has been with Warburg since 1985.

  International Equity Sector. Richard H. King and Nancy Nierman manage the International Equity Sector. Mr. King, a Managing Director of Warburg, has been with Warburg since 1988. Ms. Nierman is a Vice President of Warburg and has been with Warburg since April 1996, before which time she was an analyst with Fiduciary Trust Company International.

  Fixed Income Sector. Dale C. Christensen, a Managing Director of Warburg, manages the Fixed Income Sector and has been with Warburg since 1989.

  CO-ADMINISTRATORS. The Fund employs Counsellors Funds Service, Inc. ("Counsellors Service"), a wholly owned subsidiary of Warburg, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Fund including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Fund and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and monitoring and developing compliance procedures for the Funds. As compensation, the Fund pays Counsellors Service a fee calculated at an annual rate of .10% of the Fund's average daily net assets.


  The Fund employs PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Fund's net asset value, provides all accounting services for the Fund and assists in related aspects of the Fund's operations. As compensation, the Fund pays PFPC a fee calculated at an annual rate of .15% of the Fund's first $500 million of average daily net assets, .10% of the next $1 billion in average daily net assets, and .05% of average daily net assets over $1.5 billion. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

  CUSTODIANS. PNC Bank, National Association ("PNC") serves as custodian of the U.S. assets of the Fund and State Street Bank and Trust Company ("State Street") serves as custodian of the Fund's non-U.S. assets. Like PFPC, PNC is a subsidiary of PNC Bank Corp. and its principal business address is 1600

Market Street, Philadelphia, Pennsylvania 19103. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.
  TRANSFER AGENT. State Street also serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Fund. State Street has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.
  DISTRIBUTOR. Counsellors Securities serves as distributor of the shares of the Fund. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147. No compensation is payable by the Advisor Shares to Counsellors Securities for distribution services.
  Warburg or its affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of shares of a Fund, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Warburg Pincus Fund. Warburg or its affiliates may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of the Fund's shares.
  DIRECTORS AND OFFICERS. The officers of the Fund manage its day-to-day operations and are directly responsible to the Board. The Board sets broad policies for the Fund and chooses its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------
  In order to invest in the Fund, an account application must first be completed and signed. To obtain an application, telephone the Fund at (800) 369-2728. An application may also be obtained by writing to:
  Warburg Pincus Advisor Funds
  335 Madison Avenue, 15th Floor
  New York, New York 10017
  Attn: Institutional Services
  Completed and signed applications should be mailed to the above address. UTMA/UGMA ACCOUNTS. For information about opening a Uniform Transfers to
Minors Act ("UTMA") account or Uniform Gifts to Minors Act ("UGMA") account, an Institution should telephone the Fund at

(800) 369-2728 or write to the Fund at the address set forth above. Individual investors should consult their own tax advisers about the establishment of UTMA or UGMA accounts.
  CHANGES TO ACCOUNT. For information on how to make changes to an account, including changes to account registration and/or address, telephone the Fund at
(800) 369-2728. Institutions and their customers are responsible for maintaining current account registrations and addresses with the Fund. No interest will be paid on amounts represented by uncashed distribution or redemption checks.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------
  Individual investors may only purchase Warburg Pincus Advisor Fund shares through Institutions. The Fund reserves the right to make Advisor Shares available to other investors in the future. References in this Prospectus to shareholders or investors are generally to Institutions as record holders of the Advisor Shares.
  Each Institution separately determines the rules applicable to its customers investing in the Fund, including minimum initial and subsequent investment requirements and the procedures to be followed to effect purchases, redemptions and exchanges of Advisor Shares. There is no minimum amount of initial or subsequent purchases of Advisor Shares imposed on Institutions, although the Fund reserves the right to impose minimums in the future.
  Orders for the purchase of Advisor Shares are placed with an Institution by its customers. The Institution is responsible for the prompt transmission of the order to the Fund or its agent.
  Institutions may purchase Advisor Shares by telephoning the Fund and sending payment by wire. After telephoning (800) 369-2728 for instructions, an Institution should then wire federal funds using the following wire address:
  State Street Bank and Trust Co.
  225 Franklin St.
  Boston, MA 02101
  ABA# 0110 000 28
  Attn: Mutual Funds/Custody Dept.
  Warburg Pincus Advisor Balanced Fund
  DDA# 9904-649-2
  [Shareowner name]
  [Shareowner account number]
  Orders by wire will not be accepted until a completed account application has been received in proper form, and an account number has been established. If a telephone order is received by the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. If payment by wire is received in proper form by the close of the NYSE without a prior telephone order, the purchase will be priced according to the net asset value of the Fund on that day and is entitled to dividends and distributions beginning on that day. However, if a wire in proper form that is not preceded by a telephone order is received after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next business day. Payment for orders that are not accepted will be returned after prompt inquiry. Certain organizations or Institutions that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of customers, with payment to follow no later than three business days following the day the order is effected. If payment is not received by such time, the organization could be held liable for resulting fees or losses.
  After an investor has made his initial investment, additional shares may be purchased at any time by mail or by wire in the manner outlined above. Wire payments for initial and subsequent investments should be preceded by an order placed with the Fund or its agent and should clearly indicate the investor's account number. In the interest of economy and convenience, physical certificates representing shares in the Fund are not normally issued.
  The Fund understands that some broker-dealers (other than Counsellors Securities), financial institutions, securities dealers and other industry professionals may impose certain conditions on their clients or customers that invest in the Fund, which are in addition to or different than those described in this Prospectus, and may charge their clients or customers direct fees. Certain features of the Fund, such as the initial and subsequent investment minimums, redemption fees and certain trading restrictions, may be modified or waived in these programs, and administrative charges may be imposed for the services rendered. Therefore, a client or customer should contact the organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read this Prospectus in light of the terms governing his account with the organization.
  GENERAL. The Fund reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Warburg's opinion, they are of a size that would disrupt the management of the Fund. The Fund may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect the Fund's ability to achieve its investment objective. In such event, however, it is anticipated that existing shareholders would be permitted to continue to authorize investment in the Fund and to reinvest any dividends or capital gains distributions.

HOW TO REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------
  REDEMPTION OF SHARES. An investor may redeem (sell) shares on any day that the Fund's net asset value is calculated (see "Net Asset Value" below). Requests for the redemption (or exchange) of Advisor Shares are placed with an Institution by its customers, which is then responsible for the prompt transmission of the request to the Fund or its agent.
  Institutions may redeem Advisor Shares by calling Warburg Pincus Advisor Funds at (800) 369-2728 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any business day. An investor making a telephone withdrawal should state (i) the name of the Fund, (ii) the account number of the Fund, (iii) the name of the investor(s) appearing on the Fund's records, (iv) the amount to be withdrawn and (v) the name of the person requesting the redemption.
  After receipt of the redemption request the redemption proceeds will be wired to the investor's bank as indicated in the account application previously filled out by the investor. The Fund does not currently impose a service charge for effecting wire transfers but reserves the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Advisor Funds by telephone, an investor may deliver the redemption request to Warburg Pincus Advisor Funds by mail at Warburg Pincus Advisor Funds, P.O. Box 9030, Boston, Massachusetts 02205-9030.
  If a redemption order is received by the Fund or its agent prior to the close of regular trading on the NYSE, the redemption order will be effected at the net asset value per share as determined on that day. If a redemption order is received after the close of regular trading on the NYSE, the redemption order will be effected at the net asset value as next determined. Except as noted above, redemption proceeds will normally be wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of Warburg, immediate payment would adversely affect the Fund, the Fund reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, the Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.
  The proceeds paid upon redemption may be more or less than the amount invested, depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in his account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.
  EXCHANGE OF SHARES. An Institution may exchange Advisor Shares of the Fund for Advisor Shares of the other Warburg Pincus Advisor Funds at their respective net asset values. Exchanges may be effected in the manner described under "Redemption of Shares" above. If an exchange request is received by Warburg Pincus Advisor Funds or its agent prior to the close of regular trading on the NYSE, the exchange will be made at each fund's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge.
  The exchange privilege is available to shareholders residing in any state in which the Advisor Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange Advisor Shares of the Fund for shares in another Warburg Pincus Advisor Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Advisor Fund, an investor should contact Warburg Pincus Advisor Funds at (800) 369-2728.
  Due to the costs involved in effecting exchanges, the Fund reserves the right to refuse to honor more than three exchange requests in any 30-day period. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be counted together for purposes of the three exchange limit.
  The Fund reserves the right to refuse exchange purchases by any person or group if, in Warburg's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may also be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. Although the Fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Fund reserves the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.
  TELEPHONE TRANSACTIONS. In order to request redemptions and exchanges by telephone, the account application must be completed and returned to the Fund containing a telephone election. The election to request exchanges and redemptions by telephone may be made subsequently by writing to the Fund at the address set forth under "How to Open an Account in the Fund." Neither the Fund nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of the Fund designed to give reasonable assurance that instructions communicated by telephone are genuine. Such procedures include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific personal information prior to acting upon telephone instructions.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
  DIVIDENDS AND DISTRIBUTIONS. The Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period (which includes amortization of market discounts) less amortization of market premiums and applicable expenses. The Fund declares and pays its dividends from its net investment income quarterly. The Fund declares distributions of its net realized short-term and long-term capital gains annually and pays them in the calendar year in which they are declared, generally in November or December. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Unless an investor instructs the Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional Advisor Shares of the Fund at net asset value. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to Warburg Pincus Funds at the address set forth under "How to Open an Account" or by calling Warburg Pincus Funds at (800) 369-2728.
  The Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.
  TAXES. The Fund intends to qualify each year as a "regulated investment company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. The Fund expects to pay such dividends and to make such distributions as are necessary to avoid the application of this tax.
  Dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to investors as ordinary income, and distributions derived from net realized long-term capital gains are taxable to investors as long-term capital gains, in each case regardless of how long the shareholder has held Fund shares and whether received in cash or reinvested in additional Fund shares. As a general rule, an investor's gain or loss on a sale or redemption of his Fund shares will be long-term capital gain or loss if he has held his shares for more than one year and will be short-term capital gain or loss if he has held his shares for one year or less. However, any loss realized upon the sale or redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares.
  The Taxpayer Relief Act of 1997 made certain changes to the Code with respect to taxation of long-term capital gains earned by taxpayers other than a corporation. In general, for sales made after May 6, 1997, the maximum tax rate for individual taxpayers on net long-term capital gains is lowered to 20% for most assets (including long-term capital gains recognized by shareholders on the sale or redemption of Fund shares that were held as capital assets). This 20% rate applies to sales on or after July 29, 1997 only if the asset was held for more than 18 months at the time of disposition. Capital gains on the disposition of assets on or after July 29, 1997 held for more than one year and up to 18 months at the time of disposition will be taxed as "mid-term gain" at a maximum rate of 28%. A rate of 18% instead of 20% will apply after

December 31, 2000 for assets held for more than 5 years. However, the 18% rate applies only to assets acquired after December 31, 2000 unless the taxpayer elects to treat an asset held prior to such date as sold for fair market value on January 1, 2001. In the case of individuals whose ordinary income is taxed at a 15% rate, the 20% rate is reduced to 10% and the 18% rate for assets held for more than 5 years is reduced to 8%. The Fund will provide information relating to that portion of a "capital gain dividend" that may be treated by investors as eligible for the reduced capital gains tax rate for capital assets held for more than 18 months.
  Investors may be proportionately liable for taxes on income and gains of the Fund, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund's investment activities, including short sales of securities, will not result in unrelated business taxable income to a tax-exempt investor. The Fund will designate that portion of its dividends that will qualify for the federal dividends received deduction for corporations. The Fund's investments in foreign securities may subject it to certain withholding and other taxes imposed by foreign countries with respect to dividends, interest, capital gains and other income. It is not expected that the payment of such taxes by the Fund will give rise to a direct credit or deduction available to the Fund's shareholders.
  The investment by the Fund in zero coupon securities may create special tax consequences. Zero coupon securities do not make interest payments; however, a portion of the difference between a zero coupon security's maturity value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal tax laws applicable to mutual funds, the Fund will not be subject to tax on this income if it pays dividends to shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends will ordinarily constitute taxable income to the shareholders of the Fund.
  GENERAL. Statements as to the tax status of each investor's dividends and distributions are mailed annually. Each investor will also receive, if applicable, various written notices after the close of the Fund's prior taxable year with respect to certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund during the Fund's prior taxable year. Investors should consult their own tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

NET ASSET VALUE
--------------------------------------------------------------------------------
  The Fund's net asset value per share is calculated as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence

Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share of the Fund generally changes each day.
  The net asset value per Advisor Share of the Fund is computed by adding the Advisor Shares' pro rata share of the value of the Fund's assets, deducting the Advisor Shares' pro rata share of the Fund's liabilities and the liabilities specifically allocated to Advisor Shares and then dividing the result by the total number of outstanding Advisor Shares.
  Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale price when the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Securities, options and futures contracts for which market quotations are not readily available and other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

PERFORMANCE
--------------------------------------------------------------------------------
  The Fund quotes the performance of Advisor Shares separately from Common Shares. The net asset value of the Advisor Shares is listed in The Wall Street Journal each business day under the heading "Warburg Pincus Advisor Funds." From time to time, the Fund may advertise yield and average annual total return of its Advisor Shares over various periods of time. The yield refers to net investment income generated by the Advisor Shares over a specified thirty-day period, which is then annualized. These total return figures show the average percentage change in value of an investment in the Advisor Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Advisor Shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in Advisor Shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis). Performance quotations of the Fund will include performance of a predecessor fund.
  When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that the Fund seeks long-term appreciation and that such return may not be representative of the Fund's return over a longer market cycle. The Fund may also advertise aggregate total return figures of Advisor Shares for various periods, representing the cumulative change in value of an investment in the Advisor Shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).
  Investors should note that total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine the total return. Current total return figures may be obtained by calling Warburg Pincus Advisor Funds at (800) 369-2728.
  In reports or other communications to investors or in advertising material, the Fund may describe general economic and market conditions affecting the Fund. The Fund may compare its performance (i) with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) with the Lipper Balanced Fund Index; or
(iii) with other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. The Fund may include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Inc., Mutual Fund Magazine, Smart Money and The Wall Street Journal. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, the Fund may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.
  In reports or other communications to investors or in advertising, the Fund may discuss relevant economic and market conditions affecting the Fund. In addition, the Fund and its portfolio managers may render updates of Fund investment activity, which may include, among other things, discussion or quantitative statistical or comparative analysis of portfolio composition and significant portfolio holdings, including analyses of holdings by sector, industry, country or geographic region, credit quality and other characteristics. The Fund may also describe the general biography, work experience and/or investment philosophy or style of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing the Fund's investment objectives, approaches taken in managing the Fund's investments or the research methodology underlying stock selection. The Fund may also discuss various measures of risk, including those based on statistical or econometric analyses, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

GENERAL INFORMATION
--------------------------------------------------------------------------------
  ORGANIZATION. The Fund was incorporated on January 29, 1996 under the laws of the State of Maryland under the name "Warburg, Pincus Balanced Fund, Inc." On May 3, 1996 the Fund acquired all of the assets and liabilities of the corresponding investment portfolio of The RBB Fund, Inc. with a similar name.
  The charter of the Fund authorizes the Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares and two billion shares are designated Advisor Shares. Under the Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.
  MULTI-CLASS STRUCTURE. The Fund offers a separate class of shares, the Common Shares, directly to individuals pursuant to a separate prospectus. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner, except that Advisor Shares bear fees payable by the Fund to Institutions for services they provide to the beneficial owners of such shares and enjoy certain exclusive voting rights on matters relating to these fees. Because of the higher fees paid by the Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares. Investors may obtain information concerning the Common Shares from their investment professional or by calling Counsellors Securities at (800) 927-2874.
  VOTING RIGHTS. Investors in the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of the Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any member of the Board may be removed from office upon the vote of shareholders holding at least a majority of the Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Fund.

  SHAREHOLDER COMMUNICATIONS. Each investor will receive a quarterly statement of his account, as well as a statement of his account after any transaction that affects his share balance or share registration (other than the reinvestment of dividends or distributions or investment made through the Automatic Investment Program). The Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Warburg Pincus Advisor Funds at (800) 369-2728. Each Institution that is the record owner of Advisor Shares on behalf of its customers will send a statement to those customers periodically showing their indirect interest in Advisor Shares, as well as providing other information about the Fund. See "Shareholder Servicing."
  The common share prospectus of another Warburg Pincus Fund is combined with the Fund's Common Share Prospectus. Each fund offers only its own shares, yet it is possible that the Fund may become liable for a misstatement, inaccuracy or omission in that prospectus with regard to another fund.

SHAREHOLDER SERVICING
--------------------------------------------------------------------------------
  The Fund is authorized to offer Advisor Shares exclusively through Institutions whose clients or customers (or participants in the case of retirement plans) ("Customers") are owners of Advisor Shares. Either those Institutions or companies providing certain services to Customers (together, "Service Organizations") will enter into agreements ("Agreements") with the Fund and/or Counsellors Securities pursuant to a Distribution Plan as described below. Such entities may provide certain distribution, shareholder servicing, administrative and/or accounting services for their Customers. Distribution services would be marketing or other services in connection with the promotion and sale of Advisor Shares. Shareholder services that may be provided include responding to Customer inquiries, providing information on Customer investments and providing other shareholder liaison services. Administrative and accounting services related to the sale of Advisor Shares may include (i) aggregating and processing purchase and redemption requests from Customers and placing net purchase and redemption orders with the Fund's transfer agent, (ii) processing dividend payments from the Fund on behalf of Customers and (iii) providing sub-accounting related to the sale of Advisor Shares beneficially owned by Customers or the information to the Fund necessary for sub-accounting. The Board has approved a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which each participating Service Organization will be paid, out of the assets of the Fund (either directly or by Counsellors Securities on behalf of the Fund), a negotiated fee on an annual basis not to exceed .75% (up to a .25% annual service fee and a .50% annual distribution and/or administration services fee) of the value of the average daily net assets of its Customers invested in Advisor Shares. The current 12b-1 fee is .50% per annum. The Board evaluates the appropriateness of the Plan on a continuing basis and in doing so considers all relevant factors.
  Warburg, Counsellors Securities or their affiliates may, from time to time, at their own expense, provide compensation to Service Organizations. To the extent they do so, such compensation does not represent an additional expense to the Fund or its shareholders. In addition, Warburg, Counsellors Securities or their affiliates may, from time to time, at their own expense, pay certain Fund transfer agent fees and expenses related to accounts of Customers. A Service Organization may directly or indirectly use a portion of the fees paid pursuant to the Plan to compensate the Fund's custodian or transfer agent for costs related to accounts of Customers.

                         ------------------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE FUND'S STATEMENT OF ADDITIONAL INFORMATION OR THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE ADVISOR SHARES IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

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

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               TABLE OF CONTENTS


The Fund's Expenses......................................   2
Financial Highlights.....................................   3
Investment Objective and Policies........................   4
Portfolio Investments....................................   5
Risk Factors and Special Considerations..................   8
Portfolio Transactions and Turnover Rate.................  10
Certain Investment Strategies............................  11
Investment Guidelines....................................  16
Management of the Fund...................................  17
How to Open an Account...................................  19
How to Purchase Shares...................................  20
How to Redeem and Exchange Shares........................  21
Dividends, Distributions and Taxes.......................  23
Net Asset Value..........................................  25
Performance..............................................  26
General Information......................................  28
Shareholder Servicing....................................  29


                                      LOGO


                      P.O. BOX 9030. BOSTON, MA 02205-9030

                                  800-369-2728
                                WWW.WARBURG.COM


COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           ADBAL-1-1297

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 30, 1997

                          WARBURG PINCUS BALANCED FUND

                       WARBURG PINCUS GROWTH & INCOME FUND

                 P.O. Box 9030, Boston, Massachusetts 02205-9030
                       For information, call (800) WARBURG

                                    Contents

                                                                   Page

Investment Objectives................................................2
Investment Policies..................................................2
Management Of The Fund..............................................28
Additional Purchase And Redemption Information......................37
Exchange Privilege..................................................37
Additional Information Concerning Taxes.............................38
Determination Of Performance........................................43
Independent Accountants And Counsel.................................45
Miscellaneous.......................................................46
Financial Statements................................................47
Appendix - Description of Ratings...................................A-1

                  This Statement of Additional Information is meant to be read in conjunction with the combined Prospectus for the Common Shares of Warburg Pincus Balanced Fund (the "Balanced Fund") and Warburg Pincus Growth & Income Fund (the "Growth & Income Fund," and collectively with the Balanced Fund, the "Funds") and with the Prospectus for the Advisor Shares of each Fund, each dated December 30, 1997, as amended or supplemented from time to time, and is incorporated by reference in its entirety into those Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of a Fund should be made solely upon the information contained herein. Copies of the Funds' Prospectuses and information regarding each Fund's current performance may be obtained by calling the Fund at (800) 927-2874. Information regarding the status of shareholder accounts may be obtained by calling a Fund at (800) 927-2874 or by writing to the Fund, P.O. Box 9030, Boston, Massachusetts 02205-9030.

                              INVESTMENT OBJECTIVES

                  The investment objective of the Balanced Fund is maximum total return through a combination of long-term growth of capital and current income consistent with preservation of capital.

                  The investment objectives of the Growth & Income Fund are long-term growth of capital and income and a reasonable current return.

                               INVESTMENT POLICIES

                  The following policies supplement the descriptions of each Fund's investment objective and policies in the Prospectuses.

Options, Futures and Currency Exchange Transactions

                  Securities Options. A Fund may write covered call options and put options on securities, and may purchase such options, that are traded on exchanges, as well as over-the-counter ("OTC").

                  A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

                  The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, a Fund as a put or call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

                  If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

                  In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

                  Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if a Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

                  Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (i) in-the-money call options when Warburg Pincus Asset Management, Inc., each Fund's investment adviser ("Warburg"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Warburg expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Warburg expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

                  Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which a Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction, but a Fund would not be deemed to own an option as a result of the transaction. So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or a Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

                  There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to the Fund. The Funds, however, intend to purchase over-the-counter options only from dealers whose debt securities, as determined by Warburg, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

                  Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that a Fund and other clients of Warburg and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

                  Stock Index Options. A Fund may purchase and write exchange-listed and OTC put and call options on stock indexes. A stock index measures the movement of a certain group of stocks by assigning relative values to the stocks included in the index, fluctuating with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

                  Options on stock indexes are similar to options on stock except that (i) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Stock index options may be offset by entering into closing transactions as described above for securities options.

                  OTC Options. A Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by a Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

                  Listed options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although a Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund. Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund's ability to sell portfolio securities at a time when such sale might be advantageous. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option.

                  Futures Activities. A Fund may enter into foreign currency, interest rate and stock index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions and increasing return.

                  The Growth & Income Fund will not enter into future contracts and related options for which the aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC exceed 5% of the Growth & Income Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

                  A Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

                  Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities listed on the indexes. An index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

                  No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or cash equivalents, such as U.S. government securities or other liquid high-grade debt obligations, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the financial instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures transactions.

                  At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Fund to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.

                  Options on Futures Contracts. A Fund may purchase and write put and call options on foreign currency, interest rate and index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

                  An option on a currency, interest rate or index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

                  Currency Exchange Transactions. The value in U.S. dollars of the assets of a Fund that are invested in foreign securities may be affected favorably or unfavorably by changes in exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. A Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.

                  Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

                  At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to purchase a second, offsetting contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

                  Currency Options. A Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

                  Currency Hedging. A Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

                  A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant.

The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of securities it holds, a Fund may purchase currency put options. If the value of the currency does decline, a Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

                  While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against a price decline if the issuer's creditworthiness deteriorates.

                  Hedging. A Fund may enter into options, futures and currency exchange transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

                  In hedging transactions based on an index, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. The risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, a Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established. Stock index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the stock index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of index futures, a correct forecast of general market trends by Warburg still may not result in a successful hedging transaction.

                  A Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use by the Fund of hedging transactions will be subject to Warburg's ability to predict trends in currencies, interest rates or securities markets, as the case may be, and to correctly predict movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

                  Asset Coverage for Options, Futures and Options on Futures. As described in the Prospectuses, a Fund will comply with guidelines established by the Securities and Exchange Commission (the "SEC") with respect to coverage of options written by a Fund on securities and indexes and interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by a Fund of cash or liquid securities.

                  For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. A Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures contract, the Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. A Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Additional Information on Other Investment Practices

                  U.S. Government Securities. A Fund may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. A Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if Warburg determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

                  Mortgage-Backed Securities. A Fund may invest in mortgage-backed securities issued by U.S. government entities, such as GNMA, FNMA or FHLMC. In addition, a Fund may invest in mortgage-backed securities sponsored by U.S. and foreign issuers as well as non-governmental issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

                  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-backed securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund's yield.

                  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

                  Asset-Backed Securities. A Fund may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

                  Asset-backed securities present certain risks that are not presented by other securities in which a Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Because asset-backed securities are relatively new, the market experience in these securities is limited, and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

                  Below Investment Grade Securities. While the market values of medium- and lower-rated securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

                  The market for medium- and lower-rated and unrated securities is relatively new and has not weathered a major economic recession. Any such recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

                  A Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Funds anticipate that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

                  The market value of securities in medium- and lower-rated categories is more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. A Fund will rely on the judgment, analysis and experience of Warburg in evaluating the creditworthiness of an issuer.

In this evaluation, Warburg will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Normally, medium- and lower-rated and comparable unrated securities are not intended for short-term investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. Recent adverse publicity regarding lower-rated securities may have depressed the prices for such securities to some extent. Whether investor perceptions will continue to have a negative effect on the price of such securities is uncertain.

                  Securities of Other Investment Companies. A Fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.

                  Lending of Portfolio Securities. A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors (the "Board"). A Fund will not lend portfolio securities to Warburg or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

                  By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Although the generation of income is not an investment objective of the Funds, income received could be used to pay a Fund's expenses and would increase an investor's total return. A Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

                  Foreign Investments. The Balanced Fund may invest up to 15% of its total assets and the Growth & Income Fund may invest up to 20% of its total assets in the securities of foreign issuers. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in U.S. issuers. Since a Fund may be investing in securities denominated in currencies other than the U.S. dollar, and since a Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, a Fund's investments in foreign companies may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the valuation of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Exchange Transactions" and "Futures Activities" above.

                  Information. Many of the foreign securities held by a Fund will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

                  Political Factors. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or domestic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. A Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

                  Delays. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of a Fund to market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on Fund liquidity, a Fund will avoid investing in countries which are known to experience settlement delays which may expose the Fund to unreasonable risk of loss.

                  Dollar-Denominated Debt Securities of Foreign Issuers. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

                  Short Sales "Against the Box." In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." If a Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian.

                  The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

                  If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

                  Warrants. A Fund may invest up to 15% of net assets in warrants to purchase equity securities consisting of common and preferred stock. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

                  Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

                  Depositary Receipts. The assets of a Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depositary Receipts ("GDRs"), are receipts issued outside the United States. EDRs, CDRs, IDRs and GDRs are typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European securities markets and non-U.S. securities markets, respectively.

                  Non-Publicly Traded and Illiquid Securities. A Fund may not invest more than 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, time deposits maturing in more than seven days, certain Rule 144A Securities (as defined below) and repurchase agreements which have a maturity of longer than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                  Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Warburg anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

                  An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

                  Borrowing. A Fund may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities, so long as there is asset coverage of at least 300% for all borrowings of the Fund. Additional investments (including roll-overs) will not be made when borrowings exceed 5% of a Fund's net assets. The Growth & Income Fund will not purchase portfolio securities whenever borrowings (including reverse repurchase agreements) exceed 5% of the

Fund's net assets. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

                  Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

                  When Issued Securities and Delayed Delivery Transactions. A Fund may use its assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). When issued transactions normally settle within 30-45 days. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

                  When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or certain liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case, a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  Municipal Obligations. Municipal Obligations (as defined in the Balanced Fund's Prospectuses) are issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-owned facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax. See the Prospectuses, "Certain Investment Strategies - Municipal Obligations".

                  Among other instruments, the Balanced Fund may purchase short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short term loans. Such notes are issued with a short term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

                  There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P") represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that the ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields, while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Balanced Fund, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Warburg will consider such an event in determining whether the Balanced Fund should continue to hold the obligation. See the Appendix attached hereto for further information concerning the rating of Moody's and S&P and their significance.

                  Municipal Obligations are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, the laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as the result of litigation or other conditions the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.

                  Variable Rate Notes. Variable rate demand notes ("VRDN's") are tax exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment rate. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

                  Securities of Smaller Companies. The Balanced Fund's investments in small companies involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of smaller companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

                  Zero Coupon Securities. The Balanced Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Balanced Fund anticipates that it will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Balanced Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Balanced Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

Other Investment Limitations

                  The investment limitations numbered 1 through 11 may not be changed without the affirmative vote of the holders of a majority of each of the Balanced and Growth & Income Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. If a percentage restriction (other than the percentage limitation set forth in No. 1 below) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of a Fund's assets will not constitute a violation of such restriction. Investment limitations 12 through 15 may be changed by a vote of the Board at any time.

                  A Fund may not:

                  1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing and only if after such borrowing there is assets coverage of at least 300% for all borrowings of the Fund. For purposes of this restriction, the entry into options, futures contracts and options on futures contracts shall not constitute borrowing.

                  2. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that this 5% limitation does not apply to U.S. government securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

                  3. Make loans, except that the Fund may purchase or hold fixed-income securities, lend portfolio securities and enter into repurchase agreements in accordance with its investment objectives, policies and limitations.

                  4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities or the purchase of securities directly from the issuer in accordance with the Fund's investment objectives, policies and limitations may be deemed to be underwriting.

                  5. Purchase or sell real estate, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein or (b) issued by companies which invest in real estate or interests therein.

                  6. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in options on currencies, securities and stock indexes, futures contracts and options on futures contracts and enter into short sales "against the box."

                  7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in options, futures contracts and options on futures contracts will not be deemed to be a purchase of securities on margin.

                  8. Invest in commodities, except that the Fund may purchase and sell futures contracts and options on futures contracts, currencies, securities or indexes.

                  9. Pledge, mortgage or hypothecate its assets, except (a) to the extent necessary to secure permitted borrowings and (b) to the extent related to the deposit of assets in escrow in connection with collateral and initial or variation margin arrangements with respect to options, futures contracts, and options on futures contracts and in amounts not in excess of 125% of the dollar amount borrowed.

                  10. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

                  11. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

                  12. Make investments for the purpose of exercising control or management.

                  13. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

                  14. Invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

                  15. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 15% of the value of the Fund's total assets.

                  With regard to investment limitation No. 10, relating to a Fund's holdings of illiquid securities, the Fund will monitor the liquidity of its portfolio on an ongoing basis to determine whether, in light of current circumstances, an adequate level of liquidity is being maintained. Particularly, the Board will check routinely the value of illiquid securities in its portfolio and should the value of such securities approach 15% of the net assets of the Fund's portfolio, the Board will take action to reduce the Fund's holdings of illiquid securities in an orderly fashion to maintain adequate liquidity. In no event, however, will a Fund purchase an illiquid security if doing so would result in more than 15% of the Fund's net assets being invested in illiquid securities.

Portfolio Valuation

                  The Prospectuses discuss the time at which the net asset value of a Fund is determined for purposes of sales and redemptions. The following is a description of the procedures used by a Fund in valuing its assets.

                  Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations. If there are no such quotations, the value of the securities will be taken to be the highest bid quotation on the exchange or market. Options and futures contracts will be valued similarly. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. The valuation of short sales of securities, which are not traded on a national exchange, will be at the mean of bid and asked prices. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. In determining the market value of portfolio investments, the Fund may employ outside organizations (a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. Securities, options and futures contracts for which market quotations are not available and other assets of the Fund will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

                  Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which a Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Fund's calculation of net asset value unless the Board or its delegates deems that the particular event would materially affect net asset value, in which case an adjustment may be made. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing

Service. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

Portfolio Transactions


                  Warburg is responsible for establishing, reviewing and, where necessary, modifying a Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

                  Warburg will select specific portfolio investments and effect transactions for a Fund and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, Warburg will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Warburg may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Fund and/or other accounts over which Warburg exercises investment discretion. Warburg may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if Warburg determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Warburg. Research and other services received may be useful to Warburg in serving both a Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to Warburg in carrying out its obligations to the Fund. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Warburg in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Warburg's own research program. The fees to Warburg under its advisory agreement with the Fund are not reduced by reason of its receiving any brokerage and research services.


                  During the two-month period ended October 31, 1997 and the fiscal years ended August 31, 1997, 1996 and 1995 the Balanced Fund and, for relevant periods, the Warburg Pincus Balanced Fund investment portfolio of The RBB Fund (the "RBB Fund") paid brokerage commissions of $14,333, $87,403, $61,926 and $8,122, respectively. (The Balanced Fund is the successor to the Warburg Pincus Balanced Fund investment portfolio of the RBB Fund, having acquired its assets and liabilities on May 3, 1996.) As of October 31, 1997, the Balanced Fund had an outstanding repurchase agreement in the amount of $1,141,000 with Goldman, Sachs & Co., one of the Fund's regular broker-dealers.

                  During the two-month period ended October 31, 1997 and the fiscal years ended August 31, 1997, 1996 and 1995 the Growth & Income Fund and, for relevant periods, the Warburg Pincus Growth & Income Fund investment portfolio of the RBB Fund paid brokerage commissions of $279,210, $3,350,811, $2,898,813 and $3,055,939, respectively. (The Growth & Income Fund is the successor to the Warburg Pincus Growth & Income Fund investment portfolio of the RBB Fund having acquired its assets and liabilities on May 3, 1996.) As of October 31, 1997, the Growth & Income Fund had an outstanding repurchase agreement in the amount of $46,811,000 with Goldman, Sachs & Co., one of the Fund's regular broker-dealers.

                  Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by Warburg. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Warburg believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, Warburg may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

                  Any portfolio transaction for a Fund may be executed through Counsellors Securities Inc., the Fund's distributor ("Counsellors Securities"), if, in Warburg's judgment, the use of Counsellors Securities is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Counsellors Securities charges the Fund a commission rate consistent with those charged by Counsellors Securities to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act.

                  In no instance will portfolio securities be purchased from or sold to Warburg or Counsellors Securities or any affiliated person of such companies.

                  Transactions for a Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

                  A Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when Warburg, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

Portfolio Turnover

                  The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

                  Certain practices that may be employed by a Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, a Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.

                             MANAGEMENT OF THE FUND

Officers and Board of Directors

                  The names (and ages) of each Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard N. Cooper* (63)            Director
Harvard University                 Professor at Harvard University;
1737 Cambridge Street              National Intelligence Counsel from June
Cambridge, MA 02138                1995 until
                                   January 1997; Director or Trustee of Circuit
                    `              City Stores, Inc. (retail electronics and
                                   appliances) and Phoenix Home
                                   Mutual Life Insurance Company.

Donald J. Donahue (73)             Director
27 Signal Road                     Chairman of Magma Copper Company
Stamford, Connecticut 06902        from December 1987 until December 1995;
                                   Chairman and Director of
                                   NAC Holdings from September
                                   1990-June 1993; Director of
                                   Pioneer Companies, Inc.
                                   (chlor-alkali chemicals)
                                   and predecessor companies
                                   since 1990 and Vice
                                   Chairman since December
                                   1995.

Jack W. Fritz (70)                 Director
2425 North Fish Creek Road         Private investor; Consultant and
P.O. Box 483                       Director of Fritz Broadcasting, Inc. and
Wilson, Wyoming 83014              Fritz Communications (developers and
                                   operators of radio stations); Director of Advo, Inc. (direct mail advertising).


John L. Furth* (66)                Chairman of the Board
466 Lexington Avenue               Vice Chairman and Director of Warburg;
New York, New York 10017-3147      Associated with Warburg since 1970; Director
                                   of Counsellors Securities; Chairman of the Board and officer of other investment companies advised by Warburg.

Thomas A. Melfe (65)               Director
30 Rockefeller Plaza               Partner in the law firm of Donovan Leisure
New York, New York 10112           Newton & Irvine; Chairman of the Board,
                                   Municipal Fund for New York Investors, Inc.

Alexander B. Trowbridge (68)       Director
1317 F Street, N.W., 5th Floor     President of Trowbridge Partners, Inc.
Washington, DC 20004               (business consulting) from January 1990-
                                   November 1996; President of
                                   the National Association of
                                   Manufacturers from
                                   1980-1990; Director or
                                   Trustee of New England
                                   Mutual Life Insurance Co.,
                                   ICOS Corporation
                                   (biopharmaceuticals), WMX
                                   Technologies Inc. (solid
                                   and hazardous waste
                                   collection and disposal),
                                   The Rouse Company (real
                                   estate development), Harris
                                   Corp. (electronics and
                                   communications equipment),
                                   The Gillette Co. (personal
                                   care products) and Sun
                                   Company Inc. (petroleum
                                   refining and marketing).

Arnold M. Reichman* (49)           Director
466 Lexington Avenue               Managing Director, Chief Operating
New York, New York 10017-3147      Officer and Assistant Secretary of Warburg;
                                   Associated with Warburg since 1984; Director,
                                   Secretary and Chief Operating Officer of
                                   Counsellors Securities; Director/Trustee of other investment companies advised by Warburg.

Eugene L. Podsiadlo (40)           President
466 Lexington Avenue               Managing Director of Warburg;
New York, New York 10017-3147      Associated with Warburg since 1991; Vice
                                   President of Citibank, N.A. from
                                   1987-1991; Senior Vice
                                   President of Counsellors
                                   Securities and officer of
                                   other investment companies
                                   advised by Warburg.

Stephen Distler (44)               Vice President
466 Lexington Avenue               Managing Director, Controller and
New York, New York  10017-3147     Assistant
                                   Secretary of Warburg;
                                   Associated with Warburg
                                   since 1984; Treasurer of
                                   Counsellors Securities;
                                   Vice President of other
                                   investment companies
                                   advised by Warburg.


* Indicates a Director who is an "interested person" of the Fund as defined in the 1940 Act.

Eugene P. Grace (46)               Vice President and Secretary
466 Lexington Avenue               Associated with Warburg since April 1994;
New York, New York 10017-3147      Attorney-at-law from September 1989-April
                                   1994; life insurance agent, New York
                                   Life Insurance Company from
                                   1993-1994; General Counsel
                                   and Secretary, Home Unity
                                   Savings Bank from
                                   1991-1992; Vice President,
                                   Chief Compliance Officer
                                   and Assistant Secretary of
                                   Counsellors Securities;
                                   Vice President and
                                   Secretary of other
                                   investment companies
                                   advised by Warburg.

Howard Conroy (43)                 Vice President and Chief
466 Lexington Avenue               Financial Officer
New York, New York 10017-3147      Associated with Warburg since 1992;
                                   Associated with Martin Geller, C.P.A. from
                                   1990-1992; Vice President, Finance with
                                   Gabelli/Rosenthal & Partners, L.P.
                                   until 1990; Vice President and Chief
                                   Financial Officer of other investment
                                   companies advised by Warburg.

Daniel S. Madden, CPA (31)         Treasurer and Chief Accounting Officer
466 Lexington Avenue               Associated with Warburg since 1995;
New York, New York 10017-3147      Associated with BlackRock Financial
                                   Management, Inc. from
                                   September 1994 to October
                                   1996; Associated with BEA
                                   Associates from April 1993
                                   to September 1994;
                                   Associated with Ernst &
                                   Young LLP from 1990 to
                                   1993; Treasurer and Chief
                                   Accounting Officer of other
                                   investment companies
                                   advised by Warburg.

Janna Manes, Esq. (30)             Assistant Secretary
466 Lexington Avenue               Associated with Warburg since March 1996;
New York, New York  10017-3147     Associated with the law firm of Willkie Farr
                                   & Gallagher from 1993-1996; Assistant
                                   Secretary of other investment
                                   companies advised by Warburg.

                  No employee of Warburg or PFPC Inc., each Funds' co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Fund for acting as an officer or director of the Fund. Each Director who is not a director, trustee, officer or employee of Warburg, PFPC or any of their affiliates receives an annual fee of $500, and $250 for each meeting of the Board attended by him for his services as Director and is reimbursed for expenses incurred in connection with his attendance at Board meetings.

Directors' Compensation
(for the period ended October 31, 1997)

                                     Total             Total Compensation from
                                Compensation from      all Investment Companies
    Name of Director               each Fund              Managed by Warburg*
 -----------------------       ------------------       -------------------

 John L. Furth                         None**                      None**

 Arnold M. Reichman                    None**                      None**

 Richard N. Cooper                     $1,750                     $44,500

 Donald J. Donahue                     $1,750                     $44,500

 Jack W. Fritz                         $1,750                     $44,500

 Thomas A. Melfe                       $1,750                     $44,500

 Alexander B. Trowbridge               $1,750                     $44,500


 --------------------

* Each Director also serves as a Director or Trustee of 23 other investment companies advised by Warburg.

** Mr. Furth and Mr. Reichman receive compensation as affiliates of Warburg, and, accordingly, they receive no compensation from the Fund or any other investment company managed by Warburg.

     As of December 1, 1997 Directors or officers of the Fund as a group owned less than 1% of the outstanding shares of each Fund.


Portfolio Managers of the Balanced Fund

                  Mr. Dale C. Christensen is the overall portfolio strategist for the Balanced Fund and the Manager of the Fixed Income Sector.
Mr. Christensen is also the Co-Portfolio Manager of Warburg Pincus Fixed Income, Global Fixed Income, Intermediate Maturity Government and New York Intermediate Municipal Funds. He also directs the fixed income group at Warburg, which he joined in 1989, providing portfolio management for institutional clients around the world. Mr. Christensen was a vice president in the International Private Banking division at Citicorp from 1984 to 1989. Prior to that, Mr. Christensen was a fixed income portfolio manager at CIC Asset Management from 1982 to 1984. Mr. Christensen earned a B.S. in Agriculture from the University of Alberta and a B.Ed. in Mathematics from the University of Calgary, both located in Canada.

                  Ms. Elizabeth B. Dater, Co-Manager of the U.S. Small Company Sector, is also Co-President and Co-Portfolio Manager of Warburg Pincus Emerging Growth Fund and Co-Portfolio Manager of Warburg Pincus Post-Venture Capital
Fund and the Small Company Growth Portfolios of Warburg Pincus Institutional Fund, Inc. and Warburg Pincus Trust.

Ms. Dater also manages an institutional post-venture capital fund and is the former Director of Research for Warburg's investment management activities. Prior to joining Warburg in 1978, she was a vice president of research at Fiduciary Trust Company of New York and an institutional sales assistant at Lehman Brothers. Ms. Dater has been a regular panelist on Maryland Public Television's Wall Street Week with Louis Rukeyser since 1976. Ms. Dater earned a B.A. degree from Boston University in Massachusetts.

                  Mr. Stephen J. Lurito, Co-Manager of the U.S. Small Company Sector, is also Portfolio Manager of Warburg Pincus Small Company Growth Fund and Co-Portfolio Manager of Warburg Pincus Emerging Growth Fund and the Small Company Growth Portfolio of Warburg Pincus Trust. Mr. Lurito, also the Research Coordinator and a Portfolio Manager for micro-cap equity and post-venture products, has been with Warburg since 1987. Prior to that he was a research analyst at Sanford C. Bernstein & Company, Inc.
Mr. Lurito earned a B.A. degree from the University of Virginia and an M.B.A. from The Wharton School of the University of Pennsylvania.

                  Mr. Kyle F. Frey is Associate Portfolio Manager and Research Analyst of the U.S. Small Company Sector. Mr. Frey is also a Research Analyst and Assistant Portfolio Manager for Warburg Pincus Small Company
Value Fund. Prior to joining Warburg in 1989, Mr. Frey was with Goldman, Sachs & Co. in the institutional sales division. Mr. Frey earned a B.S. degree from the University of New Hampshire and an M.B.A. from New York University.

                  Mr. George Wyper, Co-Manager of the U.S. Large Company Sector, is also Co-President and Co-Portfolio Manager of Warburg Pincus Capital Appreciation Fund and Portfolio Manager of Warburg Pincus Small Company Value Fund. From 1987 until 1990 Mr. Wyper was the director of fixed income investments at Fireman's Fund Insurance Company, and from 1990 until 1993 he was chief investment officer of Fund American Enterprises, Inc. Mr. Wyper was chief investment officer of White River Corporation and president of Hanover Advisers, Inc. from 1993 until he joined Warburg in August 1994. Mr. Wyper earned a B.S. degree in economics from The Wharton School of Business of the University of Pennsylvania and a Masters of Management from Yale University.

                  Ms. Susan L. Black is Co-Manager of the U.S. Large Company Sector, as well as Co-President and Co-Portfolio Manager of Warburg Pincus Capital Appreciation Fund and Warburg Pincus Health Sciences Fund and the Director of Research and a Senior Portfolio Manager of the institutional growth equity product at Warburg. From 1961 until 1973 Ms. Black was employed by Argus Research, first as a securities analyst, then as director of research. From 1973 until 1977 and from 1978 until 1979 she was a vice president of research at Drexel Burnham Lambert. From 1977 until 1978 she was a vice president of research at Donaldson, Lufkin and Jenrette, and from 1979 until 1985 Ms. Black was a partner at Century Capital Associates. Ms. Black received a B.A. degree from Mount Holyoke College.

                  Mr. Richard H. King, Co-Manager of the International Equity Sector is also a Portfolio Manager of Warburg Pincus International Equity Fund and Co-Portfolio Manager of Warburg Pincus Japan OTC Fund and Warburg
Pincus Emerging Markets Fund and the International Equity Portfolios of

Warburg Pincus Institutional Fund, Inc. and Warburg Pincus Trust. From 1968 to 1982 he worked at W.I. Carr Sons & Company (Overseas), a leading international brokerage firm. He resided in the Far East as an investment analyst from 1970 to 1977, became director, and later relocated to the U.S. where he became founder and president of W.I. Carr (America), based in New York. From 1982 to 1984 Mr. King was a director in charge of the Far East equity investments at N.M. Rothschild International Asset Management, a London merchant bank. In 1984 Mr. King became chief investment officer and director for all international investment strategy with Fiduciary Trust Company International S.A., in London. He managed an EAFE mutual fund (FTIT) 1985-1986 which grew from $3 million to over $100 million during this two-year period. Mr. King earned a B.A. degree from Durham University in England.

                  Ms. Nancy Nierman, Co-Manager of the International Equity Sector, is also a Vice President of Warburg. She has been with Warburg since April 1996, before which time she was an analyst with Fiduciary Trust
Company International.

Portfolio Manager of the Growth & Income Fund

                  Mr. Brian S. Posner is the Portfolio Manager of the Growth & Income Fund, the Growth & Income Portfolio of the Warburg Pincus Trust and the Value Portfolio of the Warburg Pincus Institutional Fund, Inc. Prior to joining Warburg, Mr. Posner was employed from 1987 to 1996 by Fidelity Investments, where, most recently, he was the vice president and portfolio manager of the Fidelity Equity-Income II Fund. Mr. Posner received an undergraduate degree from Northwestern University and his M.B.A. in finance from the University of Chicago.

Investment Adviser and Co-Administrators

                  Warburg serves as investment adviser to each Fund pursuant to a written agreement (the "Advisory Agreement"). Counsellors Funds Service, Inc. ("Counsellors Service") and PFPC both serve as co-administrators to each Fund pursuant to separate written agreements (the "Counsellors Service Co-Administration Agreement" and the "PFPC Co-Administration Agreement," respectively). The services provided by, and the fees payable by the Funds to, Warburg under the Advisory Agreement, Counsellors Service under the Counsellors Service Co-Administration Agreement and PFPC under the PFPC Co-Administration Agreement are described in the Prospectuses. Each class of shares of a Fund bears its proportionate share of fees payable to Warburg, Counsellors Service and PFPC in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation.

                  For the Balanced Fund, for the two-month period ended October 31, 1997 and the fiscal years ended August 31, 1997 and 1996, Warburg earned $24,883 ($60,121 without waivers), $178,795 ($319,264 without waivers) and
$25,040 ($170,672 without waivers), respectively, in investment advisory fees. For the fiscal year ended August 31, 1995, Warburg received $0 ($14,367 without waivers) in advisory fees with respect to the Warburg Pincus Balanced Fund investment portfolio of the RBB Fund and PNC Institutional Management Corp. received $0 ($362 without waivers). Under the Counsellors Service Co-Administration Agreement, for the two-month period ended October 31, 1997 and the fiscal years ended August 31, 1997, 1996 and 1995, Counsellors
Service was paid $6,680, $35,474, $18,949 and $1,597, respectively. Counsellors Service did not waive any fees during those fiscal years. Under the PFPC Co-Administration Agreement, for the two-month period ended October 31, 1997 and the fiscal years ended August 31, 1997, 1996 and 1995, PFPC received $10,020, $53,211, $4,713 ($28,445 without waivers) and $0 ($2,394 without waivers), respectively, in co-administration fees.

                  For the Growth & Income Fund for the two-month period ended October 31, 1997 and the fiscal years ended August 31, 1997, 1996 and 1995 Warburg earned $901,812, $4,637,851, $7,914,238 and $5,824,947, respectively, in investment advisory fees. Under the Counsellors Co-Administration Agreement, for the two-month period ended October 31, 1997 and the fiscal years ended August 31, 1997, 1996 and 1995, Counsellors Service was paid $109,797, $555,880,
$992,718 and $714,152, respectively. Under the PFPC Co-Administration Agreement, for the two-month period ended October 31, 1997 and the fiscal years ended August 31, 1997, 1996 and 1995, PFPC was paid $180,362, $927,570, $1,645,362 and
$1,222,497, respectively.

Custodians and Transfer Agent

                  PNC Bank, National Association ("PNC") and State Street Bank and Trust Company serve as custodians of each Funds' U.S. and non-U.S. assets, respectively, pursuant to separate custodian agreements (the "Custodian Agreements"). Under the Custodian Agreements, PNC and State Street each (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions for the account of the Fund's portfolio securities held by it and (v) makes periodic reports to the Board concerning the Fund's custodial arrangements. PNC may delegate its duties under its Custodian Agreement with the Fund to a wholly owned direct or indirect subsidiary of PNC or PNC Bank Corp. upon notice to the Fund and upon the satisfaction of certain other conditions. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Fund. PNC is an indirect, wholly owned subsidiary of PNC Bank Corp. and its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                  State Street also acts as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. State Street has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.

Organization of the Fund

                  The Balanced Fund and the Growth & Income Fund were incorporated on January 29, 1996, under the laws of the State of Maryland under the names Warburg, Pincus Balanced Fund, Inc. and Warburg, Pincus Growth & Income Fund, Inc., respectively. Each Fund's charter authorizes the Board to issue three billion full and fractional shares of common stock, $.001 par value per share ("Common Shares"), of which one billion shares are designated Common Stock and two billion shares are designated Advisor Shares.

                  Shareholders of each Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

Distribution and Shareholder Servicing

                  Common Shares. The Balanced Fund has entered into a Shareholder Servicing and Distribution Plan (the "12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund will pay Counsellors Securities, in consideration for Services (as defined below), a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares of the Fund. Services performed by Counsellors Securities include (i) the sale of the Common Shares, as set forth in the 12b-1 Plan ("Selling Services"), (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Fund, as set forth in the 12b-1 Plan ("Shareholder Services"), and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Common Shares, as set forth in the 12b-1 Plan ("Administrative Services" and collectively with Selling Services and Administrative Services, "Services") including, without limitation, (a) payments reflecting an allocation of overhead and other office expenses of Counsellors Securities related to providing Services; (b) payments made to, and reimbursement of expenses of, persons who provide support services in connection with the distribution of the Common Shares including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, and providing any other Shareholder Services; (c) payments made to compensate selected dealers or other authorized persons for providing any Services; (d) costs relating to the formulation and implementation of marketing and promotional activities for the Common Shares, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, and related travel and entertainment expenses; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of the Fund; and (f) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.

                  Pursuant to the 12b-1 Plan, Counsellors Securities provides the Board with periodic reports of amounts expended under the 12b-1 Plan and the purpose for which the expenditures were made.

                  For the fiscal period ended October 31, 1997, distribution fees of $105,101 were paid to Counsellors Securities, on behalf of the Common Shares of the Balanced Fund for printing and fulfillment of marketing literature.

                  Advisor Shares. The Funds may, in the future, enter into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. See the Advisor Prospectuses, "Shareholder Servicing." Agreements will be governed by a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Distribution Plan and the purposes for which such expenditures were made.

                  An Institution with which a Fund has entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the
Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under the Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from the Funds' distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.

                  For the two-month period ended October 31, 1997 and the fiscal year ended August 31, 1997, distribution fees of $131 and $437, respectively, were expended on behalf of the Advisor Shares of the Balanced Fund for advertising.

                  For the two-month period ended October 31, 1997 and the fiscal year ended August 31, 1997, distribution fees of $75,076 and $372,841, respectively, were paid to Counsellors Securities Inc., on behalf of the Advisor Shares of the Growth & Income Fund for direct payments to financial institutions or other financial intermediaries.

                  General. The Distribution Plans and the 12b-1 Plan will continue in effect for so long as their continuance is specifically approved at least annually by the Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plans or the 12b-1 Plan ("Independent Directors"). Any material amendment of the Distribution Plans or the 12b-1 Plan would require the approval of the Board in the same manner.

Neither the Distribution Plans nor the 12b-1 Plan may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. The Distribution Plans and the 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of a Fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  The offering price of a Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund. Information on how to purchase and redeem Fund shares and how such shares are priced is included in the Prospectuses under "Net Asset Value."

                  Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

                  If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Funds will comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

                  Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of a Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. All dividends and distributions on shares in the Plan are automatically reinvested at net asset value in additional shares of a Fund.

                               EXCHANGE PRIVILEGE

                  An exchange privilege with certain other funds advised by Warburg is available to investors in each Fund. The funds into which exchanges of Common Shares currently can be made are listed in the Common Share Prospectus. Exchanges may also be made between certain Warburg Pincus Advisor Funds.

                  The exchange privilege enables shareholders to acquire shares in a fund with a different investment objective when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Common Shares or Advisor Shares being acquired, as relevant, may legally be sold. Prior to any exchange, the investor should obtain and review a copy of the current prospectus of the relevant class of each fund into which an exchange is being considered. Shareholders may obtain a prospectus of the relevant class of the fund into which they are contemplating an exchange from Counsellors Securities.

                  Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value of the relevant class and the proceeds are invested on the same day, at a price as described above, in shares of the relevant class of the fund being acquired. Warburg reserves the right to reject more than three exchange requests by a shareholder in any 30-day period. The exchange privilege may be modified or terminated at any time upon 30 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Funds. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

The Funds and Their Investments

                  The Funds and Their Investments. Each Fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses. The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.

                  As a regulated investment companies, each Fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Furthermore, each Fund will be subject to a United States corporate income tax with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet this distribution requirement. Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

                  Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, a Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

                  The Code imposes a 4% nondeductible excise tax on a Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

                  With regard to each Fund's investments in foreign securities, exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

                  If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

                  A Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

                  Passive Foreign Investment Companies. If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Any tax paid by a Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or any shareholder. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified election fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which may be difficult or not possible to obtain.

                  Recently, legislation was enacted that provides a mark-to-market election for regulated investment companies effective for taxable years beginning after December 31, 1997. This election would result in a Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, a Fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC company stock. A Fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. Each Fund will make the appropriate tax elections if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

                  Dividends and Distributions. Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by a Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).

                  Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

                  Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

                  If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

                  Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

                  Foreign Taxes. Income received by a Fund from non-U.S. sources may be subject to withholding and other taxes imposed by other countries. Because it is not expected that more than 50 percent of the value of the Fund's total assets at the close of its taxable year will consist of stock and securities of non-U.S. corporations, it is not expected that the Fund will be eligible to elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. In the absence of such an election, the foreign taxes paid by a Fund will reduce its investment company taxable income, and distributions of investment company taxable income received by the Fund from non-US sources will be treated as United States source income.

                  Backup Withholding. A Fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends and distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

                  Notices. Shareholders will be notified annually by a Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Funds and Their Investments") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by a Fund to its shareholders during the preceding taxable year.

Other Taxation

                  Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.

                          DETERMINATION OF PERFORMANCE

                  From time to time, each Fund may quote the total return of its Common Shares and/or Advisor Shares in advertisements or in reports and other communications to shareholders. Average annual total return is calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the relevant class of shares has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)n = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period.

                  The average annual total return of the Common Shares of the Balanced Fund for the one-year period ended October 31, 1997 was 19.47% (18.79% without waivers), and for Advisor Shares it was 19.12% (18.40% without waivers). The average annual total return for the Common Shares for the five-year period ended October 31, 1997, was 14.75% (14.13% without waivers). For the period beginning on the commencement of the predecessor fund's operations (October
1988) and ending October 31, 1997, the average annual total return for the Common Shares was 13.59% (12.05% without waivers). For the period beginning on the commencement of the predecessor fund's offering of Advisor Shares

(July 1995) and ending on October 31, 1997, the average annual total return for the Advisor Shares was 16.56% (13.50% without waivers).

                  The average annual total return for Common Shares of the Growth & Income Fund for the one-year period ended October 31, 1997 was 26.47% and for Advisor Shares 26.02%. The average annual total return for Common Shares for the five-year period ended October 31, 1997 was 17.47%. The average annual total return for Common Shares for the period beginning on the commencement of operations of the Warburg Pincus Growth & Income Fund investment portfolio of the RBB Fund (October 1988) and ending October 31, 1997 was 14.18% (13.45% without waivers). The average annual total return for Advisor Shares for the period beginning on the commencement of offering of Advisor Shares by the Warburg Pincus Growth & Income Fund investment portfolio of the RBB Fund (May
1995) and ending October 31, 1997 was 12.28%.

                  The Fund may advertise, from time to time, comparisons of the performance of its Common Shares and/or Advisor Shares with that of one or more other mutual funds with similar investment objectives. The Fund may advertise average annual calendar year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Fund's total return in longer market cycles.

                  The Fund may also advertise its yield. Yield is calculated by annualizing the net investment income generated by the Fund over a specified thirty-day period according to the following formula:

                           YIELD = 2[( a-b  + 1)6 -1]
                                       ---
                                       cd

For purposes of this formula: "a" is dividends and interest earned during the period; "b" is expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period.

                  The yield for the Common Shares of the Balanced Fund for the thirty-day period ended October 31, 1997 was 1.56% and for the Advisor Shares was 1.31%.

                  The yield for the Common Shares of the Growth & Income Fund for the thirty-day period ended October 31, 1997 was 1.04% and for the Advisor Shares was 0.63%.

                  The performance of a class of Fund shares will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in a Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.

                  In addition, reference may be made in advertising a class of Fund shares to opinions of Wall Street economists and analysts regarding economic cycles and their effects historically on the performance of small companies, both as a class and relative to other investments. A Fund may also discuss its beta, or volatility relative to the market, and make reference to its relative performance in various market cycles in the United States.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

                  Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. The financial statements for the Funds that are incorporated by reference in this Statement of Additional Information have been audited by Coopers & Lybrand and have been included herein by reference in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

                  Willkie Farr & Gallagher serves as counsel for each Fund as well as counsel to Warburg, Counsellors Service and Counsellors Securities.

                                  MISCELLANEOUS

                  As of December 1, 1997, the names, addresses and percentage ownership of each person that owned 5% or more of the outstanding shares of the Balanced Fund were as follows:


                                                        Percent Owned as of
Type of Shares            Name and Address                December 1, 1997
--------------            ----------------                ----------------

Common Shares           Charles Schwab & Co Inc.              47.93%
                        Reinvest Account
                        Attn Mutual Funds Dept
                        101 Montgomery St.
                        San Francisco, CA  94104-4122

                                                              5.13%
                        Lasalle National Trust NA
                        TTEE For Various Defined
                        Contribution Plan-Omnibus Acct
                        P.O. Box 1443
                        Chicago, IL 60690-1443
                                                             16.09%

                        Nat'l Financial Svcs Corp.
                        PBC Customers
                        P.O. Box 3938
                        Church St. Station
                        New York, NY  13008-3908

Advisor Shares          SBT & Co For Various Accts           18.48%
                        P.O. Box 8469
                        La Jolla, CA  92038-8469


                        Bradley M. Lines                      9.61%
                        Tina K. Pankiewicz TTEES
                        Axxess TECH Inc. 401K Retire Plan
                        U/A DTD 10/01/96
                        1555 W. 10th PL
                        Tempe, AZ 85281-5234


                        Olcoba Co                             64.04%
                        P.O. Box 1000
                        Minneapolis, MN 55480-1000


                        Albert J. Laserman
                        Gene W. Reisinger TTEES
                        Family Practice Center PC
                        401K Trust
                        307 E. Chestnut St.                    6.89%
                        Mifflinburg, PA  17844-9678




                  As of December 1, 1997, the names, addresses and percentage ownership of each person that owned 5% or more of the outstanding shares of the Growth & Income Fund were as follows:

                                                           Percent owned as of
Type of Shares          Name and Address                     December 1, 1997
--------------          ----------------                     ----------------
Common Shares           Charles Schwab & Co. Inc.                  25.97%
                        Reinvest Account
                        Attn: Mutual Funds Dept.
                        101 Montgomery St.
                        San Francisco, CA  94134-4122

                        Nat'l Financial Svcs. Corp.                19.21%
                        FBO Customers
                        Church St. Station
                        P.O. Box 3908
                        New York, NY  10008-3908

Advisor Shares          Connecticut General Life Ins. Co.          39.19%
                        On Behalf of Its Separate Accounts
                        55S c/o Melissa Spencer M110
                        Cigna Corp.  P.O. Box 2975
                        Hartford, CT  06104-2975


                              FINANCIAL STATEMENTS

                  Each Fund's audited report for the period ended October 31, 1997, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the relevant Fund included therein. Each Fund will furnish without charge a copy of the annual reports upon request by calling the Fund at (800) 927-2874.

                                APPENDIX

                          DESCRIPTION OF RATINGS

Commercial Paper Ratings

                  Commercial paper rated A-1 by Standard & Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Short-Term Note Ratings

                  The following summarizes the two highest ratings used by S&P for short-term notes:

                  SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

                  SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest..

                  The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

                  MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                  MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Corporate Bond and Municipal Obligations Ratings

                  The following summarizes the ratings used by S&P for corporate bonds and Municipal Obligations:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                  BB, B, CCC, CC and C - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the ratings used by Moody's for corporate bonds and Municipal Obligations:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                     PART C

                                OTHER INFORMATION


Item 24.         Financial Statements and Exhibits

            (a)  Financial Statements

                 (1)      Financial Statements included in Part A
                          (a)      Financial Highlights


                 (2) Financial Statements included in Part B (incorporated by reference to the
                          Fund's annual report for the period ended
                          October 31, 1997)
                          (a)      Report of Coopers & Lybrand L.L.P.,
                                   Independent Accounts
                          (b)      Statement of Net Assets
                          (c)      Statement of Operations
                          (d)      Statement of Changes in Net Assets
                          (e)      Financial Highlights
                          (f)      Notes to Financial Statements



            (b)  Exhibits:

Exhibit No.                 Description of Exhibit

       1                    Articles of Incorporation.(1)

       2                    By-Laws.(1)

       3                    Not applicable.

       4                    Forms of Share Certificates.(2)

       5                    Form of Investment Advisory Agreement.(3)

       6                    Form of Distribution Agreement.(3)

       7                    Not applicable.

       8(a)                 Form of Custodian Agreement with PNC Bank,
                            National Association.(2)


        (b)                 Custodian Agreement with State Street
                            Bank and Trust Company.(4)

       9(a)                 Form of Transfer Agency Agreement.(2)

        (b) Form of Co-Administration Agreement with Counsellors Funds Service, Inc.(2)

        (c)                 Form of Co-Administration Agreement with
                            PFPC Inc.(2)

        (d)                 Forms of Services Agreements.(2)


      10(a)                 Consent of Willkie Farr & Gallagher,
                            counsel to the Fund.(4)


        (b)                 Opinion of Willkie Farr & Gallagher,
                            counsel to the Fund.(3)

        (c) Opinion and Consent of Venable, Baetjer and Howard, LLP, Maryland counsel to the Fund.(3)

      11                    Consent of Coopers & Lybrand L.L.P.,
                            Independent Accountants.(4)

      12                    Not Applicable.

      13                    Purchase Agreement.(5)

      14                    Not applicable.

      15(a)                 Form of Shareholder Servicing and
                            Distribution Plan.(2)

        (b)                 Form of Distribution Plan.(6)

        (c)                 Rule 18f-3 Plan.(7)

      16                    Schedule for Performance Information.(4)

      17                    Financial Data Schedule.(4)

(1) Incorporated by reference to Registrant's Registration Statement on Form N-1A, filed on January 30, 1996 (Securities Act File
         No. 333-00533).

(2) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Warburg, Pincus Post-Venture Capital Fund, Inc., filed on September 22, 1995 (Securities Act File No. 33-61225).

(3) Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed March 1, 1996 (Securities Act File No. 333-00533).


(4)      Filed herewith.

(5) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Growth & Income Fund, Inc., filed on March 1, 1996 (Securities Act File No. 333-00527).

(6) Incorporated by reference; material provisions of this exhibit substantially similar to the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Japan Growth Fund, Inc., filed on December 18, 1995 (Securities Act File No. 33-63655).

(7) Incorporated by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, filed on December 30, 1996. (Securities Act File NO. 333-00533).

Item 25. Persons Controlled by or Under Common Control with Registrant

                  From time to time, Warburg Pincus Asset Management, Inc. ("Warburg") may be deemed to control the Fund and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund's shares on behalf of discretionary advisory clients. Warburg has five wholly-owned subsidiaries: Counsellors Securities Inc., a New York corporation; Counsellors Funds Service Inc., a New York corporation; Counsellors Agency Inc., a New York corporation; Warburg, Pincus Investments International (Bermuda), Ltd., a Bermuda corporation; and Warburg Pincus Asset Management (International), Inc., a Delaware corporation.

Item 26. Number of Holders of Securities

                  On December 1, 1997, there were 1,460 holders of Common Shares and 35 holders of Advisor Shares of the Registrant.

Item 27.          Indemnification

                  Registrant, officers and directors of Warburg, of Counsellors Securities Inc. ("Counsellors Securities") and of Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of the Registration Statement on Form N-1A of Warburg, Pincus Small Company Value Fund, Inc. (Securities Act No. 33-63653; Investment Company Act No. 811-07375), filed on October 25, 1995.

Item 28. Business and Other Connections of
                  Investment Adviser

                  Warburg is a wholly owned subsidiary of Warburg, Pincus Counsellors G.P., acts as investment adviser to Registrant. Warburg renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 28 of officers and directors of Warburg, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Warburg (SEC File No. 801-07321).

Item 29.          Principal Underwriter

                  (a) Counsellors Securities will act as distributor for Registrant. Counsellors Securities currently acts as distributor for The RBB Fund, Inc.; Warburg Pincus Capital Appreciation Fund; Warburg Pincus Cash Reserve Fund; Warburg Pincus Emerging Growth

                  Fund; Warburg Pincus Emerging Markets Fund; Warburg Pincus Fixed Income Fund; Warburg Pincus Global Fixed Income Fund; Warburg Pincus Global Post-Venture Capital Fund; Warburg Pincus Growth & Income Fund; Warburg Pincus Health Sciences Fund; Warburg Pincus Institutional Fund, Inc.; Warburg Pincus Intermediate Maturity Government Fund; Warburg Pincus International Equity Fund; Warburg Pincus Japan Growth Fund; Warburg Pincus Japan OTC Fund; Warburg Pincus Managed EAFE(R) Countries Fund; Warburg Pincus New York Intermediate Municipal Fund; Warburg Pincus New York Tax Exempt Fund; Warburg Pincus Post-Venture Capital Fund; Warburg Pincus Small Company Growth Fund; Warburg Pincus Small Company Value Fund; Warburg Pincus Strategic Value Fund and Warburg Pincus Trust.


                  (b) For information relating to each director and officer of Counsellors Securities, reference is made to Form BD (SEC File No. 15-654) filed by Counsellors Securities under the Securities Exchange Act of 1934.

                  (c)      None.

Item 30.          Location of Accounts and Records

                   (1)     Warburg, Pincus Balanced Fund, Inc.
                           466 Lexington Avenue
                           New York, New York  10017-3147
                           (Registrant's Articles of Incorporation,
                           By-laws and minute books)

                  (2) Warburg Pincus Asset Management, Inc.
                           466 Lexington Avenue
                           New York, New York 10017-3147
                           (records relating to its functions as
                           investment adviser)

                  (3) Counsellors Funds Service, Inc.
                           466 Lexington Avenue
                           New York, New York  10017-3147
                           (records relating to its functions
                           as co-administrator)

                  (4) PFPC Inc.
                           400 Bellevue Parkway
                           Wilmington, Delaware  19809
                           (records relating to its functions
                           as co-administrator)

                  (5) Counsellors Securities Inc.
                           466 Lexington Avenue
                           New York, New York 10017-3147
                           (records relating to its functions as distributor)

                  (6) PNC Bank, National Association
                           1600 Market Street
                           Philadelphia, Pennsylvania  19103
                           (records relating to its functions as custodian)

                  (7) State Street Bank and Trust Company
                           225 Franklin Street
                           Boston, Massachusetts 02110
                           (records relating to its functions as custodian, shareholder servicing agent, transfer agent and dividend disbursing agent)

Item 31.          Management Services

                  Not applicable.

Item 32.          Undertakings

                  (a) Registrant hereby undertakes to call a meeting of its shareholders for the purpose of voting upon the question of removal of a director or directors of Registrant when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares. Registrant undertakes further, in connection with the meeting, to comply with the provisions of Section 16(c) of the 1940 Act relating to communications with the shareholders of certain common-law trusts.

                  (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 30th day of December, 1997.

                                         WARBURG, PINCUS BALANCED FUND, INC.

                                         By:/s/ Eugene L. Podsiadlo
                                                Eugene L. Podsiadlo
                                                President

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:


Signature                                            Title                                      Date
---------                                            -----                                      ----

/s/ John L. Furth                                    Chairman of the                         December 30, 1997
John L. Furth                                        Board of Directors

/s/ Eugene L. Podsiadlo                              President                               December 30, 1997
Eugene L. Podsiadlo

/s/ Howard Conroy                                    Vice President                          December 30, 1997
Howard Conroy                                        and Chief
                                                     Financial Officer

/s/ Daniel S. Madden                                 Treasurer and                           December 30, 1997
Daniel S. Madden                                     Chief Accounting
                                                     Officer

/s/ Richard N. Cooper                                Director                                December 30, 1997
Richard N. Cooper

/s/ Donald J. Donahue                                Director                                December 30, 1997
Donald J. Donahue

/s/ Jack W. Fritz                                    Director                                December 30, 1997
Jack W. Fritz

/s/ Thomas A. Melfe                                  Director                                December 30, 1997
Thomas A. Melfe

/s/ Arnold M. Reichman                               Director                                December 30, 1997
Arnold M. Reichman

/s/ Alexander B. Trowbridge                          Director                                December 30, 1997
Alexander B. Trowbridge

                                INDEX TO EXHIBITS


Exhibit No.                 Description of Exhibit
-----------                 ----------------------
       8(b)                 Custodian Agreement with State Street Bank
                            and Trust Company.

      10(a)                 Consent of Willkie Farr & Gallagher,
                            counsel to the Fund.

      11                    Consent of Coopers & Lybrand L.L.P.,
                            Independent Accountants.

      16                    Schedule for Performance Information.

      17                    Financial Data Schedule.